[front cover]

                                                                   MAY 31, 1999

SEMIANNUAL REPORT
AMERICAN CENTURY

[graphic of stairs]

INTERNATIONAL GROWTH
INTERNATIONAL DISCOVERY
EMERGING MARKETS
GLOBAL GROWTH

                         [american century logo(reg.sm)]
                                    American
                                    Century

[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

MINIMIZE YOUR MUTUAL FUND TAX HIT

      American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

      * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

      * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

      * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.

[left margin]

INTERNATIONAL GROWTH
(TWIEX)
--------------------------------

INTERNATIONAL DISCOVERY
(TWEGX)
--------------------------------

EMERGING MARKETS
(TWMIX)
--------------------------------

GLOBAL GROWTH
(TWGGX)
--------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[end left margin]


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended May 31, 1999, saw investment capital leave Europe and move to developing economies, particularly in Asia, Russia and Latin America, amid signs that those regions might be in the early stages of an economic recovery. Emerging markets, which were hardest hit by the economic slowdown and resulting financial crises that began in fall 1997, appeared to be poised for a snap-back. At present, we believe growth companies in these regions are selling at very attractive prices.

     Against this backdrop, American Century's quartet of international funds turned in strong results. The International Discovery, Emerging Markets, and Global Growth funds posted double-digit returns. Although International Growth's results trailed those of its sister funds, the fund still outperformed its benchmark, and its long-term returns remain very robust.

     We are especially pleased with the performance of our newest global fund, Global Growth, which was introduced on December 1. As a global fund, Global Growth has no geographical restraints and can invest anywhere in the world. The fund's ability to capitalize on the success of U.S. companies powered its return for the period.

     On the corporate front, our focus continues to be on making it easier to do business with us and on helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. We believe the American Century nameplate makes it simpler for you to identify your funds.

     We have also reclassified our entire family of 71 funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds arranged by their new classifications is on the inside back cover of this report.

     We also continue to expand the American Century international investment team, which has doubled over the past three years. Our portfolio teams have excellent depth, with an array of experienced managers and analysts. We remain committed to building and maintaining a talented management group.

     Finally, we redesigned and enhanced our Web site, www.americancentury.com. There you'll find daily fund information, including price and performance data, market and national news, and a forms center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/
James E. Stowers, Jr.
Chairman of the Board and Founder

/signature/
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

[right margin]

                           Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

INTERNATIONAL GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   48

INTERNATIONAL DISCOVERY
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Schedule of Investments ................................................   16
   Financial Highlights ...................................................   51

EMERGING MARKETS
   Performance Information ................................................   21
   Management Q&A .........................................................   22
   Schedule of Investments ................................................   25
   Financial Highlights ...................................................   54

GLOBAL GROWTH
   Performance Information ................................................   29
   Management Q&A .........................................................   30
   Schedule of Investments ................................................   33
   Financial Highlights ...................................................   57

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   38
   Statements of Operations ...............................................   39
   Statements of Changes
      in Net Assets .......................................................   40
   Notes to Financial
      Statements ..........................................................   42

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   59
   Background Information
      Portfolio Managers ..................................................   60
      Investment Philosophy
         and Policies .....................................................   60
      How Currency Returns Affect
         Fund Performance .................................................   60
      Comparative Indices .................................................   61
   Glossary ...............................................................   62

[end right margin]


                                               www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* For the six months ended May 31, 1999, the once-moribund economies of Asia and Latin America outpaced Europe, whose economies showed signs of slowing.

* Europe was negatively impacted by the euro's swoon. The euro was hurt by a sluggish Germany, declining European interest rates, and a flight of money from European growth stocks to cyclical and commodity stocks, as well as to Asia and Latin America.

* The outlook for Europe remains bright because corporate restructurings continue at a rapid pace.

* Asia, especially South Korea and Singapore, was bolstered by lower interest rates, reduced debt, and export-driven growth; even Japan began a turnaround.

* Mexico's resurgence was fueled by higher oil prices, lower interest rates, and a robust U.S. economy. Brazil rebounded after the government devalued the real.

INTERNATIONAL GROWTH

*  International Growth's Investor Class shares had a healthy return for the six
   months  and   outperformed   its  benchmark,   the  Morgan  Stanley   Capital
   International EAFE Index.

*  International  Growth's top contributors were  technology-related  companies,
   including    telecommunications    firms--cellular   service   and   cellular
   communications equipment providers.

* Holdings in pharmaceutical companies dampened performance, as did the fund's stake in banks, automobiles and auto parts manufacturers.

INTERNATIONAL DISCOVERY

* International Discovery posted impressive gains, and outpaced its benchmark. The decision not to sell several strong growth stocks in the third quarter of 1998 was rewarded when the markets roared back.

* Fund performance was boosted by the dynamic performance of several Asian economies, including South Korea, Singapore, and Japan.

*  Telephone   communications,   contract  manufacturers  and  cable  television
   operators  were  among  the  fund's   largest   holdings  and  also  its  top
   contributors to performance.

EMERGING MARKETS

* Emerging Markets had a strong return and outperformed its benchmark as emerging markets roared back.

* Fund returns were boosted by strong earnings growth in companies from a variety of sectors in South Korea, Singapore, Mexico and India.

* Holdings in banks, telecommunications, and electronic component manufacturers in many developing markets helped performance.

GLOBAL GROWTH

* Global Growth opened December 1, 1998, and performed well during its first months in operation. It's life-of-fund return as of May 31, 1999, compares favorably to the gain posted by its benchmark, the MSCI World Free Index.

* Global Growth's 50% stake in fast-growing U.S. companies helped performance. U.S. holdings that contributed the most to results were found in the telecommunications, Internet, media and pharmaceutical industries. In Europe, telecommunications companies, retailers, and financial services companies added to returns.

[left margin]
                             INTERNATIONAL GROWTH(1)
                                    (TWIEX)
       TOTAL RETURNS:                             AS OF 5/31/99
          6 Months                                     7.03%(2)
          1 Year                                         -2.85%
       INCEPTION DATE:                                   5/9/91
       NET ASSETS:                               $2.8 billion(3)

                          INTERNATIONAL DISCOVERY(1)
                                    (TWEGX)
       TOTAL RETURNS:                             AS OF 5/31/99
          6 Months                                    16.23%(2)
          1 Year                                         -0.37%
       INCEPTION DATE:                                   4/1/94
       NET ASSETS:                            $985.0 million(3)

                              EMERGING MARKETS(1)
                                    (TWMIX)
       TOTAL RETURNS:                             AS OF 5/31/99
          6 Months                                    24.07%(2)
          1 Year                                          1.88%
       INCEPTION DATE:                                  9/30/97
       NET ASSETS:                             $54.5 million(3)

                               GLOBAL GROWTH(1)
                                    (TWGGX)
       TOTAL RETURNS:                              AS OF 5/31/99
          Since Inception                              18.60%(2)
       INCEPTION DATE:                                   12/1/98
       NET ASSETS:                              $118.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor, Advisor, and
     Institutional classes.

Investment terms are defined in the Glossary on page 62.

[end left margin]


2      1-800-345-2021


Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]
Henrik Strabo, Chief Investment Officer of international investments at American Century

ASSETS EXIT EUROPE

     The most significant dynamic affecting the international markets for the six months ended May 31, 1999, was the dramatic exodus of investment assets out of Europe and into Japan and the emerging markets of Southeast Asia and Latin America. Perhaps the most important cause of this rapid migration was the less-than-successful launch of the euro, the new currency of the Economic and Monetary Union (EMU). The euro faltered when EMU economies showed signs of slowing. Germany, which accounts for one-third of EMU output, is currently growing at less than 2% annually, and, with the exception of Italy, is the Union's least impressive growth story. European interest rates also declined, further undermining the euro, which had to compete with rising rates in the U.S., where the economic boom continued virtually unabated. Finally, fears of returning global inflation led to a flight from growth stocks to economically sensitive cyclical and commodity stocks--and to the recovering markets of emerging Asia and Latin America.

REGIONS ON THE MEND

     Inflation concerns and the subsequent flight from growth stocks were largely driven by the turnaround in Asia and Latin America. As these economies bottomed out, investors feared that their revival would cause increased global demand for commodities and infrastructure--resulting in higher prices. The initial beneficiaries of economic rebounds are usually the commodity producers and heavy industrials, traditional value stocks.

     In Asia, South Korea and Singapore both strengthened, helped by lower interest rates. South Korean businesses rebounded via export-led growth, a lower overall cost structure and a reduction of heavy debt burdens. In the more developed economy of Singapore, which did not suffer from many of the financial excesses of its neighbors, export growth-- namely in electronics--was robust. Even Japan, after years of economic stagnation, was on the mend. Foreigners recognized the Japanese recovery early in the year. Foreign purchases of Japanese shares hit record volumes during the first calendar quarter of 1999.

     In Latin America, Mexico surged ahead, helped along by the rise in oil prices, lower interest rates, and the strong pull of the resilient U.S. economy. Brazilian financial markets also rebounded sharply after the government devalued the real. Brazil drastically reduced interest rates, and stepped back from the brink of financial collapse to an equilibrium that the equity markets are rewarding.

A HEALTHY GLOBAL ECONOMY

     The current global economy gives investors many more opportunities from which to choose. Temporary setbacks aside, many constructive trends are in place, especially in Europe, where corporate restructurings continue at a phenomenal pace. In the long run, the euro should act as a catalyst for Europe's burgeoning American-style equity culture and encourage the growth of the Continent's capital markets.

[right margin]

"THE CURRENT GLOBAL ECONOMY GIVES INVESTORS MANY MORE OPPORTUNITIES FROM WHICH TO CHOOSE."

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 1999

MSCI EUROPE                          0.16%
MSCI FAR EAST                       15.51%
MSCI EMERGING LATIN AMERICA         17.77%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 1999

[data shown in line chart]
            MSCI Emerging
            Latin America      MSCI Europe        MSCI Far East
               Index             Index               Index
11/30/98       $1.00             $1.00               $1.00
12/31/98       $0.92             $1.04               $1.03
1/31/99        $0.82             $1.04               $1.03
2/28/99        $0.87             $1.01               $1.01
3/31/99        $1.07             $1.02               $1.15
4/30/99        $1.22             $1.05               $1.22
5/31/99        $1.18             $1.00               $1.16

Value on 5/31/99
MSCI Emerging Latin America    $1.18
MSCI Europe Index              $1.00
MSCI Far East Index            $1.16

[end right margin]


                                        www.americancentury.com             3


International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                               INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                             (INCEPTION 5/9/91)            (INCEPTION 10/2/96)            (INCEPTION 11/20/97)
                         INTERNATIONAL    MSCI EAFE    INTERNATIONAL    MSCI EAFE      INTERNATIONAL    MSCI EAFE
                            GROWTH        (reg.tm)        GROWTH         (reg.tm)         GROWTH        (reg.tm)

6 MONTHS(1)                  7.03%          4.01%           6.90%          4.01%           7.03%          4.01%
1 YEAR                      -2.85%          4.36%          -2.97%          4.36%          -2.63%          4.36%
---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                     16.07%          7.63%            --             --              --             --
5 YEARS                     12.20%          7.69%            --             --              --             --
LIFE OF FUND                14.17%       8.05%(2)          17.23%       8.45%(3)          15.73%      13.63%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 5/31/99
International Growth    $29,069
MSCI EAFE               $18,691

$10,000 investment made 5/9/91

[data shown in mountain chart]
               International Growth          MSCI EAFE
Date                  Value                    Value
5/9/91               $10,000                  $10,000
6/30/91               $9,784                   $9,362
9/30/91              $10,431                  $10,164
12/31/91             $11,014                  $10,335
3/31/92              $11,642                   $9,108
6/30/92              $12,348                   $9,300
9/30/92              $11,838                   $9,441
12/31/92             $11,547                   $9,077
3/31/93              $12,541                  $10,165
6/30/93              $13,069                  $11,187
9/30/93              $13,921                  $11,929
12/31/93             $16,472                  $12,032
3/31/94              $15,872                  $12,453
6/30/94              $16,086                  $13,089
9/30/94              $16,664                  $13,102
12/31/94             $15,687                  $12,969
3/31/95              $15,170                  $13,210
6/30/95              $16,048                  $13,306
9/30/95              $16,905                  $13,861
12/31/95             $17,552                  $14,422
3/31/96              $17,958                  $14,839
6/30/96              $18,815                  $15,074
9/30/96              $18,860                  $15,054
12/31/96             $20,084                  $15,293
3/31/97              $21,194                  $15,053
6/30/97              $24,070                  $17,007
9/30/97              $24,978                  $16,888
12/31/97             $24,044                  $15,566
3/31/98              $28,360                  $17,856
6/30/98              $30,268                  $18,045
9/30/98              $24,838                  $15,481
12/31/98             $28,616                  $18,679
3/31/99              $28,976                  $18,939
5/31/99              $29,069                  $18,691

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

[data shown in bar chart]
              International Growth          MSCI EAFE Index
Date                 Return                      Return
5/31/91*              1.96%                       1.05%
5/31/92              23.43%                      -3.37%
5/31/93               5.79%                      16.40%
5/31/94              22.72%                      13.57%
5/31/95              -2.89%                       4.93%
5/31/96              17.13%                      10.67%
5/31/97              23.36%                       7.54%
5/31/98              30.30%                      11.11%
5/31/99              -2.85%                       4.36%

*From 5/9/91 to 5/31/91.


4      1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski (left) and Henrik Strabo, portfolio managers on the International Growth team.

HOW DID INTERNATIONAL GROWTH PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     International Growth posted a healthy 7.03%* return for the six months ended May 31, 1999. It outperformed its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE), which gained 4.01%. International Growth also outpaced most foreign stock funds. According to Lipper, a mutual fund research firm, the average international fund returned 4.98% for the period.

WHAT WERE THE MAJOR FACTORS INFLUENCING INTERNATIONAL GROWTH'S PERFORMANCE?

     Perhaps the dominant factor was the reallocation of investment assets away from Europe and into Asia and Latin America. In both Europe and the United States, investors also shifted away from the high-priced growth stocks that have been in favor for the last few years and put money in value-oriented or cyclical stocks. This market rotation was particularly pronounced on the Continent. Although much of Europe showed excellent promise throughout most of last year, growth tapered off significantly in early 1999, and that impacted International Growth's performance.

     In Japan, large capitalization stocks demonstrated some early signs of recovery during the first quarter of 1999. The restructuring bug seemed to bite many companies and there were flurries of announcements. We remained somewhat cautious, treating many of these announcements with a healthy skepticism. We did identify a few growth and restructuring strategies that were credible, but on the whole International Growth entered the period underweighted in Japan relative to its benchmark index, and therefore was unable to benefit fully from the Japanese resurgence. We continue to conduct fundamental research on a company-by-company basis in Japan and will add exposure to firms that are repositioning themselves for significant future growth.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED THE MOST TO RETURNS?

     Almost without exception, International Growth's top contributors were technology-related companies, including telecommunications firms, and cellular service and cellular communications equipment providers. Telecommunications companies represented the largest sector weighting. As the major broadband carriers of electronic data, telecommunication companies have benefited enormously from increasing Internet and data traffic. In the United Kingdom, telecommunications giant Colt Telecom Group, one of the largest competitive local exchange network carriers in Europe, was the fund's best-performing stock. Colt carries data for many financial service firms and recently underwent an aggressive expansion campaign that resulted in greatly increased market penetration. Six months ago, Colt was operating in six competitive local exchange networks in three European countries; it now

*All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"ALMOST  WITHOUT  EXCEPTION,   INTERNATIONAL   GROWTH'S  TOP  CONTRIBUTORS  WERE
TECHNOLOGY-RELATED COMPANIES, INCLUDING TELECOMMUNICATIONS FIRMS, AND CELLULAR SERVICE AND CELLULAR COMMUNICATIONS EQUIPMENT PROVIDERS."

PORTFOLIO AT A GLANCE

                               5/31/99          11/30/98
NO. OF COMPANIES                 143               155
MEDIAN MARKET                   $9.58             $6.31
   CAPITALIZATION              BILLION           BILLION
PORTFOLIO TURNOVER             60%(1)            190%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)             1.28%(3)            1.33%

(1)  Six months ended 5/31/99.
(2)  Year ended 11/30/98.
(3)  Annualized.

Investment terms are defined in the Glossary on page 62.

[end right margin]


                             www.americancentury.com             5


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

operates in 13 networks in eight European countries.

     Mannesman AG, International Growth's largest holding, also benefited from growth in the cellular telecommunications arena. Mannesman is a German engineering firm that has rebuilt itself into a telecommunications powerhouse, offering both cellular and data services. The company, known mostly for its cellular service network in Germany, continues to expand its pan-European reach, either through acquisition or by establishing strategic alliances. It has also aggressively grown its electronic commerce services and high-speed data communications division. Mannesman's telecommunications unit grew over 30% in the first four months of 1999.

WHAT OTHER COMMUNICATIONS FIRMS  CONTRIBUTED TO RESULTS DURING THE  SIX MONTHS?

     Nokia, a Finnish company that develops and manufactures mobile phones and systems for cellular networks worldwide, and Vodafone Group plc, the largest mobile telecommunications service provider in Britain, added significantly to returns. Nokia's net revenues jumped 55% in the first quarter of 1999 alone, driven in part by aggressive sales in Europe, the United States, and parts of Asia, where demand for Nokia's innovative wireless communication handsets and telecom infrastructure equipment has been robust. Vodafone has enjoyed rapid growth in the United Kingdom, its home market, and also internationally, particularly in the Netherlands, France and Germany. Vodafone recently announced it would merge with Airtouch Communications (another fund holding). The merger will give Vodafone access to the U.S. wireless market and add an extremely important piece as the company expands into a global wireless network leader. News of the proposed merger lifted stock prices for both Vodafone and Airtouch.

WHAT WERE SOME OF THE OTHER SECTORS OR INDUSTRIES THAT PERFORMED WELL?

     Outside of the technology sector, industrial machinery manufacturers and European retailers turned in strong performances. An example of the former is Sidel, which makes machinery and molds for the production of specialized polyethylene (plastic) containers for carbonated beverages, water, oil, juices, alcohol, and detergents. Sidel's sales have been robust in the United States as well as in markets in Asia and, to a lesser degree, South America. The company recently developed new machinery that significantly lowers raw material cost and can also be used for making plastic bottles for beer. Sidel stands to profit nicely on the sale of its machinery, and, in an innovative marketing effort, will also garner a percentage on each bottled beverage sold.

     Hennes & Mauritz, a European clothing retailer, is one of the most successful chains in Europe. It has a similar profile to the Gap in the United States. The company possesses a phenomenal track record, continues to grow aggressively, and consistently beats earnings estimates. The stock contributed significantly to returns and we increased the position as earnings continued to rise.

WHICH SECTORS OR HOLDINGS WERE  DISAPPOINTING DURING THE FIRST HALF?

     International Growth's three worst performing sectors were pharmaceuticals, banks, and auto and auto parts manufacturers. However, problems in these areas were stock- or company- specific rather than the result of fundamental industry weakness.

     At the beginning of the period, pharmaceutical companies represented just

[left margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                               AS OF               AS OF
                              5/31/99            11/30/98
MANNESMANN AG                  2.9%                2.3%
VIVENDI                        2.0%                1.7%
TELEFONICA S.A.                1.8%                1.4%
NOKIA CORP. CL A ADR           1.7%                1.4%
BRITISH
   TELECOMMUNICATIONS
   PLC                         1.6%                1.0%
VADAFONE GROUP PLC             1.6%                1.3%
SONY CORP.                     1.5%                0.5%
KAO CORP.                      1.5%                1.1%
ABB AG                         1.5%                 --
HENNES &
   MAURITZ AB CL B             1.4%                1.1%


TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                               AS OF               AS OF
                              5/31/99            11/30/98

TELEPHONE
   COMMUNICATIONS             14.9%                13.2%*
BANKING                        9.2%                 7.0%
FINANCIAL SERVICES             7.3%                11.7%
ELECTRICAL & ELECTRONIC
   COMPONENTS                  5.2%                 3.8%*
PRINTING &
   PUBLISHING                  4.4%                 2.9%

*Percentages have been adjusted to reflect security industry reclassification.

[end left margin]


6      1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

over 5% of investments. Novartis was one of the largest holdings in the fund for quite some time, but we began to cut our weighting in response to slowing growth. Another significant pharmaceutical/foods holding, Unilever, dampened returns due to sluggish growth in its main European markets.

     A disappointment within the banking and financial services sector was Newcourt Credit Group, a Toronto-based business lender that originates, manages, and sells asset-based loans (loans backed by assets such as commercial buildings or property). The company was preparing to be acquired by CIT Group in a proposed $4.12 billion takeover. However, unexpectedly poor first-quarter earnings raised the possibility that the merger would not be completed, and that took the stock down. We began to reduce our position in September 1998 and completely eliminated the stock during the first quarter of 1999.

     Volkswagen was disappointing as well. This is a classic example of a company whose good product doesn't translate into a strong stock price. Although the VW's automobile models are very popular in the United States and other markets, the stock has suffered from a lack of management credibility after executives issued a statement warning of a looming crisis in global auto demand and sales.

WHAT CHANGES DID YOU MAKE TO THE  PORTFOLIO DURING THE SIX MONTHS?

     In terms of geographical changes, we increased holdings in Asia--particularly Singapore and Korea--where earnings growth has accelerated and we believe the potential for further growth is strong. We added to our Japanese holdings somewhat; however, that increase was primarily the result of augmenting the position in Sony, which has demonstrated a firm commitment to restructure its business. We built a small position in Mexico, which is a petroleum exporter, and whose economy was helped along by the rise in oil prices and by the resolution of problems in the country's banking infrastructure. We also beefed up our stake in Hong Kong and slightly trimmed holdings in both Germany and France.

     Our largest industry shift was in pharmaceuticals, which we discussed earlier. We shaved our stake in food and beverage companies as well--earnings have tapered off in recent months--and in retail grocery stores, an industry that has also suffered a general slowdown.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING IN THE SECOND HALF OF THE YEAR?

     We are bullish on the long-term opportunities we're seeing in many foreign markets. Europe continues to benefit from privatizations, corporate restructurings, the introduction of a common currency (the euro), and structural changes in European economies. Signs of recovery in Asia are also encouraging. Since we believe this to be the very early stages of the rebound, we're adding investments there very selectively. Japan must continue to move forward and show significant progress in restructuring in order not to impede recovery in the rest of Asia. Regardless of regional issues, we believe our bottom-up approach and earnings growth focus should continue to lead us toward companies with good long-term potential.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1999
[data shown in pie chart]
Preferred Stocks                        1.3%
Temporary Cash Investments              3.9%
Common Stocks & Rights                 94.8%

AS OF NOVEMBER 30, 1998
[data shown in pie chart]
Preferred Stocks                        1.0%
Temporary Cash Investments              0.9%
Common Stocks & Rights                 98.1%

INTERNATIONAL GROWTH'S INVESTMENTS BY COUNTRY

[data shown in bar chart]
                                      5/31/99              11/30/98
U.K.                                   18.0%                 18.0%
Japan                                  12.8%                 10.3%
France                                 12.2%                 13.2%
Netherlands                             7.4%                  8.7%
Switzerland                             7.1%                  8.0%
Germany                                 5.7%                  9.5%
Italy                                   4.2%                  5.3%
Canada                                  4.1%                  3.5%
Other                                  28.5%                 23.5%

[end right margin]


                             www.americancentury.com        7


International Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS-94.8%

AUSTRALIA--1.7%
      1,372,000  Australia & New Zealand
                    Banking Group Ltd.                         $    9,952,038
                    (banking)
        553,000  Brambles Industries Limited                       14,741,574
                    (diversified companies)
      1,592,000  Broken Hill Proprietary Co. Ltd.                  16,331,672
                    (metals & mining)
      3,727,363  Cable & Wireless Optus Limited(1)                  7,123,335
                    (telephone communications)               -------------------
                                                                   48,148,619
                                                             -------------------

AUSTRIA(2)
          8,300  Bank Austria AG                                      424,707
                    (banking)                                -------------------

BELGIUM--0.9%
        420,000  Fortis AG                                         13,459,367
                    (insurance)
        282,000  UCB SA                                            12,134,565
                    (pharmaceuticals)                        -------------------
                                                                   25,593,932
                                                             -------------------

BRAZIL--0.4%
        556,000  Telesp Participacoes S.A. ADR                     12,162,500
                    (telephone communications)               -------------------

CANADA--4.1%

        924,000  Bombardier Inc. Cl B                              14,354,737
                    (aerospace & defense)
        133,000  Canadian National
                    Railway Company                                 8,508,463
                    (railroad)
        371,000  JDS Fitel Inc.(1)                                 25,143,584
                    (communications equipment)
        333,000  Nortel Networks Corp.                             24,975,000
                    (communications equipment)
        726,000  Rogers Communications, Inc. Cl B(1)               14,972,626
                    (broadcasting & media)
        173,000  Seagram Co. Ltd. (The)                             8,985,188
                    (food & beverage)
        219,000  Teleglobe Inc.                                     6,626,234
                    (telephone communications)
        169,000  Toronto-Dominion Bank (The)                        8,919,779
                    (banking)                                -------------------
                                                                  112,485,611
                                                             -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

DENMARK--0.5%
        138,900  Tele Danmark A/S                              $   14,166,321
                    (telephone communications)               -------------------

FINLAND--2.1%
        645,400  Nokia Corp. Cl A ADR                              45,823,400
                    (communications equipment)
        156,000  Sampo Insurance Co. plc Cl A                       4,714,687
                    (insurance)
        369,682  Sonera Group Oyj                                   7,223,702
                    (wireless communications)                -------------------
                                                                   57,761,789
                                                             -------------------

FRANCE--12.2%
         51,000  Accor SA                                          12,500,798
                    (leisure)
         67,000  Altran Technologies SA                            15,158,801
                    (business services & supplies)
        281,623  Axa-UAP                                           32,431,022
                    (insurance)
        159,851  Cap Gemini SA                                     23,005,902
                    (computer software & services)
        132,000  Carrefour SA                                      17,305,526
                    (retail-general merchandise)
        131,000  Compagnie Francaise d'Etudes
                    et de Construction Technip                     14,198,252
                    (chemicals & resins)
        167,000  Elf Aquitaine SA                                  24,156,620
                    (energy-production & marketing)
        319,000  Equant NV New York Shares(1)                      26,457,062
                    (telephone communications)
         77,000  Groupe Danone                                     21,184,825
                    (food & beverage)
        160,000  Pinault-Printemps-Redoute SA                      27,229,295
                    (retail-general merchandise)
        140,000  Sidel SA                                          19,404,833
                    (machinery & equipment)
        174,400  Societe Generale Cl A                             31,661,017
                    (banking)
         78,300  Societe Television Francaise 1                    18,768,079
                    (broadcasting & media)
        730,927  Vivendi                                           54,083,226
                    (diversified companies)                  -------------------
                                                                  337,545,258
                                                             -------------------

                        See Notes to Financial Statements


8      1-800-345-2021


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

GERMANY--5.7%
         34,076  Allianz AG                                    $    9,304,223
                    (insurance)
        190,449  DaimlerChrysler AG                                16,423,924
                    (automobiles & auto parts)
        335,730  Deutsche Pfandbrief-und
                    Hypothekenbank AG                              29,040,125
                    (banking)
        207,200  Douglas Holding AG                                 8,853,273
                    (retail-general merchandise)
        587,680  Mannesmann AG                                     80,223,062
                    (industrial equipment & machinery)
        207,000  Siemens AG                                        13,914,266
                    (electrical & electronic                 -------------------
                    components)
                                                                  157,758,873
                                                             -------------------

HONG KONG--1.9%
        868,000  Cheung Kong (Holdings) Ltd.                        7,051,678
                    (real estate)
      1,148,000  Henderson Land Development
                    Company Ltd.                                    5,788,297
                    (real estate)
        214,000  HSBC Holdings plc                                  7,009,381
                    (banking)
      2,165,000  Swire Pacific Ltd. Cl A                           10,329,798
                    (diversified companies)
        212,000  Tommy Hilfiger Corp.(1)                           15,913,250
                    (textiles & apparel)
      2,304,000  Wharf (Holdings) Ltd.                              5,867,887
                    (diversified companies)                  -------------------
                                                                   51,960,291
                                                             -------------------

INDONESIA--0.3%
     16,421,000  PT Telekomunikasi Indonesia                        7,634,147
                    (telephone communications)               -------------------

IRELAND--1.2%
      1,204,926  Bank of Ireland                                   22,314,763
                    (banking)
        595,027  CRH plc                                           10,157,344
                   (construction & property                  -------------------
                   development)                                    32,472,107
                                                             -------------------

ITALY--4.2%
        534,500  Assicurazioni Generali                            18,994,695
                    (insurance)
      1,703,777  Banca Intesa S.p.A.                                8,664,885
                    (financial services)
      1,152,000  Mediaset SpA                                       9,328,326
                    (broadcasting & media)
      2,516,000  Mediolanum SpA                                    17,121,983
                    (insurance)
      1,417,300  Mondadori (Arnoldo) Editore SpA                   24,592,703
                    (printing & publishing)
      6,516,000  Seat Pagine Gialle SpA                             8,861,797
                    (printing & publishing)


Shares                                                              Value
--------------------------------------------------------------------------------

      2,839,600  Telecom Italia SpA                            $   29,237,777
                    (telephone communications)               -------------------
                                                                  116,802,166
                                                             -------------------

JAPAN--12.8%
        662,000  Eisai Company, Ltd.                               12,284,985
                    (pharmaceuticals)
      3,338,000  Fuji Heavy Industries Ltd.                        21,701,189
                    (automobiles & auto parts)
      1,908,000  Fujitsu Ltd.                                      31,717,566
                    (electrical & electronic
                    components)
            622  Japan Telecom Co. Ltd.                             7,575,690
                    (telephone communications)
      1,524,000  Kao Corp.                                         41,638,316
                    (consumer products)
      1,084,000  Kirin Brewery Company, Ltd.                       12,390,865
                    (food & beverage)
          2,920  Nippon Telegraph & Telephone                      28,355,347
                    (telephone communications)
            700  NTT Data Corp.                                     4,631,527
                    (business services & supplies)
            440  NTT Mobile Communication
                    Network, Inc.                                  23,934,494
                    (wireless communications)
         33,900  Ryohin Keikaku Co. Limited                         6,636,884
                    (retail-general merchandise)
      2,065,000  Shiseido Co., Ltd.                                30,418,878
                    (consumer products)
         19,000  Shohkoh Fund & Co., Ltd.                          10,569,888
                    (financial services)
        451,000  Sony Corp.                                        42,162,367
                    (electrical & electronic
                    components)
        939,000  Sumitomo Bank, Ltd. (The)                         11,305,246
                    (banking)
        647,000  Takeda Chemical Inds.                             28,592,273
                    (pharmaceuticals)
        526,000  Tokyo Electron Ltd.                               28,872,320
                    (electrical & electronic
                    components)
        500,000  Toppan Forms Co., Ltd.                             9,422,705
                    (printing & publishing)                  -------------------
                                                                  352,210,540
                                                             -------------------

MEXICO--2.2%
        550,000  Grupo Televisa S.A. GDR(1)                        22,996,875
                    (broadcasting & media)
        356,000  Panamerican Beverages Inc. Cl A                    8,254,750
                    (food & beverage)
        359,000  Telefonos de Mexico, S.A. Cl L ADR                28,697,562
                    (telephone communications)               -------------------
                                                                   59,949,187
                                                             -------------------

NETHERLANDS--7.4%
        251,277  ASR Verzekeringsgroep N.V.                        17,296,403
                    (insurance)
        256,500  Getronics N.V.                                     9,890,525
                    (computer software & services)

See Notes to Financial Statements


                             www.americancentury.com        9


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

        233,000  Gucci Group N.V. New York Shares              $   15,407,125
                    (retail-apparel)
        371,000  Heineken NV                                       20,607,787
                    (food & beverage)
        576,516  ING Groep N.V.                                    30,791,828
                    (financial services)
        510,828  Koninklijke Ahold NV                              17,807,422
                    (retail-food & drug)
        196,000  Philips Electronics N.V.
                    New York Shares(1)                             16,856,000
                    (electrical & electronic
                    components)
        193,750  Unilever N.V. New York Shares                     12,654,297
                    (diversified companies)
        328,000  United Pan-Europe
                    Communications NV(1)                           20,082,230
                    (broadcasting & media)
        528,400  VNU N.V.                                          22,412,353
                    (printing & publishing)
        480,212  Wolters Kluwer NV                                 19,292,461
                    (printing & publishing)                  -------------------
                                                                  203,098,431
                                                             -------------------

PHILIPPINES--0.3%
      4,070,000  San Miguel Corporation Cl B                        9,145,466
                    (food & beverage)                        -------------------

SINGAPORE--1.8%
      1,860,900  City Developments Limited                         11,111,461
                    (real estate)
      3,675,000  DBS Land Limited                                   6,519,130
                    (real estate)
      1,154,300  Singapore Press Holdings Ltd.                     15,792,162
                    (printing & publishing)
     14,070,000  Singapore Technologies
                    Engineering Ltd.                               15,334,261
                    (business services & supplies)           -------------------
                                                                   48,757,014
                                                             -------------------

SOUTH KOREA--1.8%
        201,000  Korea Electric Power Corp.                         6,152,802
                    (utilities)
        483,310  Korea Telecom Corporation                         27,555,007
                    (telephone communications)
        142,872  Samsung Electronics                                9,939,655
                    (electrical & electronic
                    components)
         14,557  Samsung Electronics Rights(1)                        165,720
                    (electrical & electronic
                    components)
        335,000  Shinhan Bank GDR(1)                                6,373,375
                    (banking)
         12,900  SK Telecom Co. Ltd. ADR                              183,825
                    (wireless communications)                -------------------
                                                                   50,370,384
                                                             -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

SPAIN--2.4%
        809,000  Argentaria SA                                 $   18,118,205
                    (banking)
      1,034,871  Telefonica S.A.(1)                                49,589,008
                    (telephone communications)               -------------------
                                                                   67,707,213
                                                             -------------------

SWEDEN--3.3%
      1,113,300  Europolitan Holdings AB                            9,639,241
                    (wireless communications)
      1,731,600  Hennes & Mauritz AB Cl B                          38,840,002
                    (retail-apparel)
        413,000  Securitas AB Cl B                                  5,879,772
                    (business services & supplies)
      2,122,900  Skandia Forsakrings AB                            36,391,162
                    (financial services)                     -------------------
                                                                   90,750,177
                                                             -------------------

SWITZERLAND--7.1%
         29,000  ABB AG(1)                                         41,069,172
                    (machinery & equipment)
        149,000  Credit Suisse Group                               25,851,966
                    (financial services)
         12,477  Julius Baer Holding AG                            37,741,015
                    (financial services)
         12,300  Nestle S.A.                                       22,105,935
                    (food & beverage)
         14,755  Novartis AG                                       21,407,719
                    (pharmaceuticals)
         31,798  Swisscom AG(1)                                    11,450,486
                    (telephone communications)
        130,000  UBS AG                                            37,620,716
                    (banking)                                -------------------
                                                                  197,247,009
                                                             -------------------

UNITED KINGDOM--18.0%
      2,818,238  Amvescap Plc                                      25,724,017
                    (financial services)
        431,000  AstraZeneca Group plc                             17,123,412
                    (pharmaceuticals)
        649,000  Barclays PLC                                      19,673,498
                    (banking)
      2,285,000  BBA Group plc                                     16,136,564
                    (diversified companies)
      2,656,250  British Telecommunications plc                    44,279,830
                    (telephone communications)
      2,504,000  Cable & Wireless
                    Communications plc(1)                          23,777,998
                    (telephone communications)
      1,037,300  Capita Group Plc                                  10,257,171
                    (business services & supplies)
      1,715,716  COLT Telecom Group plc(1)                         36,211,547
                    (telephone communications)
        765,000  Diageo plc                                         8,042,340
                    (food & beverage)
        787,776  Dixons Group plc                                  14,141,472
                    (retail-specialty)

                        See Notes to Financial Statements


10      1-800-345-2021


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

        681,319  Energis plc(1)                                $   16,430,915
                    (telephone communications)
        469,000  Glaxo Wellcome plc                                13,158,101
                    (pharmaceuticals)
      1,360,000  Imperial Tobacco Group plc                        15,288,409
                    (tobacco)
      4,411,000  Invensys plc                                      20,095,814
                    (industrial)
      1,464,200  Lloyds TSB Group plc                              19,343,748
                    (financial services)
        986,715  Logica plc                                         9,148,640
                    (computer software & services)
        773,000  National Westminster Bank PLC                     17,725,920
                    (banking)
        998,000  Next Plc                                          11,594,559
                    (retail-general merchandise)
        816,514  Orange plc(1)                                     11,297,013
                    (wireless communications)
      1,045,000  Pearson plc                                       19,913,588
                    (printing & publishing)
        446,754  Provident Financial plc                            6,624,692
                    (financial services)
      2,280,000  Standard Chartered plc                            34,484,432
                    (banking)
      5,639,000  TeleWest Communications plc(1)                    24,223,009
                    (broadcasting & media)
      2,277,200  Vodafone Group plc                                43,358,005
                    (wireless communications)
      2,242,200  WPP Group plc                                     18,096,357
                    (business services & supplies)           -------------------
                                                                  496,151,051
                                                             -------------------

UNITED STATES--2.5%
        228,000  AirTouch Communications, Inc.(1)                  22,914,000
                    (wireless communications)
        145,500  Comverse Technology, Inc.(1)                       9,825,797
                    (communications equipment)
        334,500  Global TeleSystems Group, Inc.(1)                 25,390,641
                    (telephone communications)
        160,000  Schlumberger Ltd.                                  9,630,000
                    (energy-services)                        -------------------
                                                                   67,760,438
                                                             -------------------

TOTAL COMMON STOCKS & RIGHTS                                    2,618,063,231
   (Cost $2,070,504,971)                                     -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

PREFERRED STOCKS-1.3%

BRAZIL
    590,270,000  Centrais Electricas Brasileiras
                    S.A. Cl B                                $     12,371,132
                    (utilities)
    553,600,000  Embratel Participacoes S.A.                        7,671,132
                    (telephone communications)
    107,680,000  Petroleo Brasileiro S.A.                          15,169,700
                    (energy-production & marketing)          -------------------

TOTAL PREFERRED STOCKS                                             35,211,964
   (Cost $40,354,251)                                        -------------------

TEMPORARY CASH INVESTMENTS-3.9%
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 4.77%,
       dated 5/28/99, due 6/1/99
       (Delivery value $4,202,226)                                  4,200,000

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 4.77%, dated 5/28/99,
       due 6/1/99 (Delivery value $104,355,279)                   104,300,000
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS                                  108,500,000
   (Cost $108,500,000)                                       -------------------

TOTAL INVESTMENT SECURITIES-100.0%                             $2,761,775,195
   (Cost $2,219,359,222)                                     ===================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

       Contracts         Settlement                             Unrealized
        to Sell            Date                 Value           Gain/(Loss)
--------------------------------------------------------------------------------

    15,359,047  CHF       6/30/99           $ 10,086,832      $     60,396

   186,518,101  EURO      6/30/99            194,736,648         1,330,774

    33,987,010  GBP       6/30/99             54,408,139          (114,740)

 7,446,429,601  JPY       6/30/99             61,510,240           (58,376)

    39,533,677  SEK       6/30/99              4,601,036            24,734
                                         ---------------------------------------
                                            $325,342,895      $  1,242,788
                                         =======================================
(Value on Settlement Date $326,585,683)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

GBP = British Pound

GDR = Global Depositary Receipt

JPY = Japanese Yen

SEK = Swedish Krona

(1)  Non-income producing.

(2) Investments in country were less than 0.05% of the total investment securities.

See Notes to Financial Statements


                             www.americancentury.com        11


International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                               INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                             (INCEPTION 4/1/94)            (INCEPTION 4/28/98)             (INCEPTION 1/2/98)
                         INTERNATIONAL    MSCI EAFE    INTERNATIONAL    MSCI EAFE      INTERNATIONAL    MSCI EAFE
                           DISCOVERY      (reg.tm)       DISCOVERY       (reg.tm)        DISCOVERY       (reg.tm)
6 MONTHS(1)                  16.23%        4.01%          16.16%          4.01%            16.32%          4.01%
1 YEAR                       -0.37%        4.36%          -0.65%          4.36%            -0.28%          4.36%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                      19.04%        7.63%            --             --                --              --
5 YEARS                      16.97%        7.69%            --             --                --              --
LIFE OF FUND                 18.55%        8.18%           5.57%        3.86%(2)           21.63%         13.79%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/98, the date nearest the class's inception for which data are available.

(3) Since 12/31/97, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 5/31/99
International Discovery     $24,014
MSCI EAFE                   $15,009

$10,000 investment made 4/1/94

[data shown in mountain chart]
              International Discovery        MSCI EAFE
Date                  Value                    Value
4/1/94               $10,000                  $10,000
6/30/94              $10,760                  $10,511
9/30/94              $11,420                  $10,522
12/31/94             $10,760                  $10,414
3/31/95              $10,100                  $10,608
6/30/95              $11,020                  $10,685
9/30/95              $11,800                  $11,131
12/31/95             $11,825                  $11,582
3/31/96              $12,931                  $11,916
6/30/96              $14,480                  $12,105
9/30/96              $14,561                  $12,089
12/31/96             $15,513                  $12,281
3/31/97              $16,714                  $12,088
6/30/97              $18,295                  $13,657
9/30/97              $19,792                  $13,562
12/31/97             $18,224                  $12,500
3/31/98              $21,958                  $14,339
6/30/98              $23,590                  $14,491
9/30/98              $18,893                  $12,432
12/31/98             $21,478                  $15,000
3/31/99              $22,713                  $15,208
5/31/99              $24,014                  $15,009

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

[data shown in bar chart]
              International Discovery       MSCI EAFE Index
Date                 Return                      Return
5/31/94*              9.80%                       3.64%
5/31/95              -2.37%                       4.93%
5/31/96              33.00%                      10.67%
5/31/97              23.42%                       7.54%
5/31/98              36.97%                      11.11%
5/31/99              -0.37%                       4.36%

*From 4/1/94 to 5/31/94.


12    1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------

[photo of Brian Brady, Henrik Strabo and Mark Kopinski]

     An interview with Brian Brady (left), Henrik Strabo, and Mark Kopinski, portfolio managers on the International Discovery team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED MAY 31, 1999?

     International Discovery posted a very healthy 16.23%* return, compared to the much smaller 4.01% posted by its benchmark, the Morgan Stanley Capital International EAFE Index.

     One important factor to note is that the EAFE Index is comprised primarily of large capitalization stocks, while International Discovery invests in much smaller companies. As a result, the fund's performance will frequently differ from that of the index.

WHICH FACTORS HAD THE GREATEST IMPACT ON PERFORMANCE OVER THE LAST SIX MONTHS?

     Our decision not to sell several strong growth companies during the tumultuous third quarter of 1998 --which was roiled by global upheaval--was rewarded after the Federal Reserve lowered interest rates three times later in the year. These growth companies were the first to roar back when the world economy began to stabilize and improve later in the year. We also began to see a turnaround in the fundamentals of companies in Asia and increased our weightings there. Since we invest in smaller capitalization companies that are highly dependent on local economies--few small-cap names are world-class exporters--it's crucial that we ascertain the strength of local demand before we invest in a company. Holdings were increased in South Korea, Singapore, and even Japan, whose specialty retail sector showed the first signs of recovery.

     After the Asian financial meltdown in 1997, Korea was one of the first countries to focus on restructuring its economy. We saw statistical evidence of this restructuring as Korea's industrial productivity picked up and the country's interest rates began declining. Although corporate Korea, as a whole, has yet to fully embrace significant reform, small- and medium-sized businesses have been the first to restructure and create new growth.

     We found opportunities in Singapore as well, where lower interest rates gave a boost to the interest rate-sensitive financial services and real estate sectors. Singapore also has a number of high-quality, high-tech companies such as Datacraft Asia Ltd. and Natsteel Electronics.

     We started to see a slowdown in European earnings growth, especially in Germany, and we reduced some of our holdings. International-Mueller NV and Sartorius AG are companies that posted slower growth. However, more than 53% of the fund is still invested in European growth stocks.

WERE THERE SPECIFIC INVESTMENT THEMES THAT PROPELLED THE BEST PERFORMING STOCKS OR SECTORS?

     Since the European telecommunications industry was deregulated in 1998, the sector has attracted several entrepreneurial companies, which have spent

*All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"SINCE WE INVEST IN SMALLER CAPITALIZATION COMPANIES THAT ARE HIGHLY DEPENDENT ON LOCAL ECONOMIES-- FEW SMALL-CAP NAMES ARE WORLD-CLASS EXPORTERS--IT'S CRUCIAL THAT WE ALSO ASCERTAIN THE STRENGTH OF LOCAL DEMAND BEFORE WE INVEST IN A COMPANY."

PORTFOLIO AT A GLANCE
                                 5/31/99          11/30/98
NO. OF COMPANIES                   159               176
MEDIAN MARKET                     $899              $593
   CAPITALIZATION                MILLION           MILLION
PORTFOLIO TURNOVER               55%(1)            178%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)              1.59%(3)            1.64%

(1)  Six months ended 5/31/99.
(2)  Year ended 11/30/98.
(3)  Annualized.

Investment terms are defined in the Glossary on page 62.

[end right margin]


                             www.americancentury.com        13


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the last few years investing in the requisite hardware and optical fiber networks. This is enabling them to compete directly with the old telephone monopolies, such as Deutsche Telekom AG. Three fund holdings--Viatel, Omnicom, and Global TeleSystems--are now offering voice and data services at very competitive prices in rapidly expanding markets. Growing Internet usage is also helping to further expand demand for these services. Our top performer, Viatel, has one of the largest pan-European data networks. The company's fortunes are growing as evidenced by revenues which rose 190% to $61.6 million in the first quarter of 1999.

     Another theme boosting sales and earnings among our holdings is the effort of major corporations to reduce costs by outsourcing manufacturing of telecommunications and electronic components to contract manufacturers such as Canadian-based Celestica and Singapore-based Natsteel Electronics. After a firm designs a high-tech product, it often subcontracts the manufacturing to an outsourcing company that can achieve economies of scale by building parts for many companies, and that in turn, lowers the product's cost. For example,
Celestica   recently  was  selected  to  provide  most  of  Cabletron   Systems'
electronics manufacturing. Cabletron is a provider of computer networking solutions to companies worldwide. On the strength of new contracts and acquisitions, Celestica's first quarter sales jumped 46% to $1.08 billion. Outsourcing also is driving sales and earnings at India-based Satyam Computer Services, which does computer programming and Y2K computer glitch fixes for companies around the globe.

     Another theme that contributed to returns was the expanding market for cable television. Cable television operators in Europe now realize that they can upgrade their existing networks to offer customers additional services, such as Internet and local and long-distance telephone services. One of our best performers, United International Holdings, owns several cable and telephone companies worldwide. One of its subsidiaries, publicly traded UPC, operates the largest group of cable networks in Europe. These networks provide cable television, phone service, high-speed Internet access, and programming services in 10 European countries and Israel. In the first quarter, UPC announced it was expanding into new markets through the purchase of cable companies in the Netherlands, France, and Slovakia.

WHICH STOCKS DID NOT LIVE UP TO YOUR EXPECTATIONS?

     Our largest holding, German financial services company Marschollek, Lautenschlaeger und Partner, had disappointing stock price performance. Nothing has changed fundamentally, however. In fact, earnings have been strong and well above expectations. Thus we are willing to wait out short-term underperformance. Also, we believe there's still potential upside in both Marschollek's life insurance and asset management segments.

     Netherlands-based   information  technology  consultant  Simac  Techniek--a
strong performer for many years--was hurt by unexpected losses at the company's German and British subsidiaries.

     Another disappointment was British-based pharmaceutical company Skyepharma, which uses proprietary technology to develop controlled-release

[left margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                   AS OF              AS OF
                                 5/31/99            11/30/98
MARSCHOLLEK,
   LAUTENSCHLAEGER
   UND PARTNER AG                  3.4%               4.5%
CGI GROUP, INC.                    2.4%               2.1%
VIATEL, INC.                       2.2%               0.6%
ESAT TELECOM
   GROUP PLC ADR                   2.0%               1.8%
UNITED INTERNATIONAL
   HOLDINGS, INC. CL A             2.0%                --
HAVAS ADVERTISING SA               1.9%               1.7%
GLOBAL TELESYSTEMS
   GROUP, INC.                     1.8%               1.0%
DATACRAFT ASIA
   LIMITED                         1.6%               0.4%
KEMPEN &
   COMPANY NV                      1.5%               1.4%
NH HOTELES, S.A.                   1.5%                --


TOP FIVE INDUSTRIES
                                    % OF FUND INVESTMENTS
                                  AS OF               AS OF
                                 5/31/99            11/30/98
COMPUTER SOFTWARE
   & SERVICES                     14.4%               8.9%*
BANKING                           10.4%               9.0%*
TELEPHONE
   COMMUNICATIONS                  8.6%               4.5%
FINANCIAL SERVICES                 8.3%              13.0%*
BUSINESS SERVICES
   & SUPPLIES                      7.5%               9.3%

*Percentage has been adjusted to reflect security industry reclassification.

[end left margin]


14      1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

versions of existing drugs for major pharmaceutical companies. Skyepharma's earnings were hurt by the delay in its version of SmithKline Beecham's Paxil, the world's second-best-selling antidepressant. Some investors have grown impatient, but we still have confidence in management and are willing to wait until the proposed fourth quarter launch because the new drug's potential is great. Paxil's annual sales are more than $1 billion.

     Besides disappointments in individual stocks, our European holdings as a whole were hurt by the 9% decline in the value of the euro since its introduction in January.

WHAT CHANGES DID YOU MAKE IN THE  PORTFOLIO DURING THE PERIOD?

     A major purchase was Kookmin Bank, Korea's largest retail bank. Kookmin weathered the economic crisis well because of its conservative mortgage lending practices and is recovering strongly with the economy. Kookmin acquired Korea Long Term Credit Bank in 1988, assuming its troubled loan book, but gaining access to a very large corporate client base. We also invested in Sembcorp Logistics, a company that has sold off a number of unprofitable subsidiaries in order to focus on its expanding outsourcing business. Earnings growth is beginning to expand and the company is in discussions on a number of other contracts.

     Another new holding is software developer Open Text. The company's main product, Livelink, is a software application similar to LotusNotes, but Livelink also gives users the ability to communicate across intranets, extranets, and the Internet. Livelink software has an installed base of three million users worldwide at 3,600 companies. Open Text is growing at a rapid clip. For its third fiscal quarter ended March 31, 1999, license revenues were up 87% to $14.3 million.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING GOING FORWARD?

     We continue to be positive on the global outlook, especially with Asia now entering a recovery phase. The world markets are stable, economic growth is healthy, and inflation is benign. We feel this is a great environment to search the globe for smaller, fast-growing companies that are well positioned for tomorrow's opportunities and challenges. With companies in both Asia and Latin America beginning to show signs of earnings growth, we expect to further broaden the portfolio as we uncover new and exciting investment ideas.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1999
[data shown in pie chart]
Preferred Stocks                        5.4%
Temporary Cash Investments              8.0%
Common Stocks & Rights                 86.6%

AS OF NOVEMBER 30, 1998
[data shown in pie chart]
Preferred Stocks                        8.0%
Temporary Cash Investments              7.7%
Common Stocks & Rights                 84.3%

INTERNATIONAL DISCOVERY'S INVESTMENTS BY COUNTRY
[data shown in bar chart]
                                      5/31/99        11/30/98
United States*                         16.3%           11.8%
U.K.                                    9.0%           11.3%
Germany                                 7.5%            8.3%
Japan                                   6.5%            5.4%
Canada                                  6.4%            4.9%
Netherlands                             6.3%           10.5%
Singapore                               5.4%            1.4%
France                                  5.1%            7.3%
Switzerland                             4.3%            6.8%
Italy                                   4.1%            4.1%
Other                                  29.1%           28.2%

*Includes temporary cash investments.

[end right margin]


                             www.americancentury.com        15


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS-86.6%

AUSTRALIA--1.1%
      1,619,000  AAPT Limited(1)                               $    5,850,200
                    (telephone communications)
        322,000  Computershare Limited(1)                           2,941,393
                    (computer software & services)
         55,162  International Contract
                    Manufacturing Limited(1)                           48,212
                    (communications equipment)
      3,287,000   LibertyOne Limited(1)                             1,843,793
                     (computer software & services)          -------------------
                                                                   10,683,598
                                                             -------------------

AUSTRIA--0.4%
         52,000  VA Technologie AG                                  4,362,440
                       (business services & supplies)        -------------------

BELGIUM--1.0%
         76,261   Telinfo NV                                        9,584,733
                     (telephone communications)
          7,626   Telinfo NV-STRIPS(1)                                    159
                     (telephone communications)              -------------------
                                                                    9,584,892
                                                             -------------------

BERMUDA--0.2%
        106,000  RSL Communications, Ltd. Cl A(1)                   2,391,625
                    (telephone communications)               -------------------

BRAZIL--0.6%
        264,000  Unibanco-Uniao de Bancos
                    Brasileiros S.A. GDR(1)                         5,956,500
                    (banking)                                -------------------

CANADA--6.4%
      1,059,700  CGI Group, Inc.(1)                                23,040,864
                    (business services & supplies)
         93,700  Cogeco Cable, Inc.                                 1,926,061
                    (broadcasting & media)
        265,166  Dorel Industries Inc. Cl B(1)                      5,936,351
                    (furniture & furnishings)
        401,600  Open Text Corp.(1)                                12,135,850
                    (computer software & services)
        231,000  QLT PhotoTherapeutics Inc.(1)                     10,162,715
                    (pharmaceuticals)
         42,000  QLT PhotoTherapeutics Inc. ADR(1)                  1,836,188
                    (pharmaceuticals)
        167,000  TLC The Laser Center Inc.(1)                       7,327,125
                    (healthcare)                             -------------------
                                                                   62,365,154
                                                             -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

CROATIA--0.4%
        248,072  Pliva d.d. GDR                                $    4,018,766
                    (pharmaceuticals)                        -------------------

DENMARK--0.6%
         91,595  Vestas Wind Systems A/S(1)                         6,287,693
                    (utilities)                              -------------------

EGYPT--0.8%
        534,938  Egyptian Mobile Phone Network(1)                   8,017,616
                    (wireless communications)                -------------------

FINLAND--1.1%
         34,000  Pohjola Group Insurance Corp. Cl B                 1,559,056
                    (insurance)
        255,160  Tieto Corp. Cl B                                   8,908,152
                    (computer software & services)           -------------------
                                                                   10,467,208
                                                             -------------------

FRANCE--5.1%
         23,000  Altran Technologies SA                             5,203,768
                    (business services & supplies)
         25,494  Belvedere S.A.(1)                                  1,972,716
                    (food & beverage)
          7,411  Clarins                                              637,178
                    (consumer products)
          9,800  Galeries Lafayette                                14,196,167
                    (retail-general merchandise)
         43,482  GFI Informatique(1)                                5,301,828
                    (financial services)
         94,619  Havas Advertising SA                              18,488,848
                    (broadcasting & media)
         16,000  NRJ SA                                             3,418,252
                    (broadcasting & media)                   -------------------
                                                                   49,218,757
                                                             -------------------

GERMANY--2.7%
         12,000  Aixtron AG                                         2,626,218
                    (machinery & equipment)
         70,411  DIS Deutscher Industrie Service AG                 3,522,184
                    (business services & supplies)
        118,000  FortuneCity.com, Inc.(1)                           2,176,634
                    (computer software & services)
        120,000  PrimaCom AG(1)                                     4,877,262
                    (broadcasting & media)
        118,500  SGL CARBON Aktiengesellschaft(1)                   8,274,150
                    (electrical & electronic
                    components)
         55,000  Sixt AG                                            4,040,937
                    (business services & supplies)           -------------------
                                                                   25,517,385
                                                             -------------------

                        See Notes to Financial Statements


16      1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

GREECE--2.1%
        118,705  Delta Informatics S.A.                        $    5,519,038
                    (computer software & services)
        136,130  Ethniki General Insurance Co.(1)                   8,249,774
                    (insurance)
         54,271  National Bank of Greece S.A.                       3,784,892
                    (banking)
         57,336  Panafon SA(1)                                      1,424,805
                    (wireless communications)
         63,500  Piraeus Bank S.A.                                  1,863,036
                    (banking)                                -------------------
                                                                   20,841,545
                                                             -------------------

HONG KONG--0.9%
      1,700,000  Dao Heng Bank Group Ltd.                           6,598,536
                    (banking)
        695,000  Wing Hang Bank Ltd.                                1,962,733
                    (banking)                                -------------------
                                                                    8,561,269
                                                             -------------------

INDIA--1.7%
         10,000  Corporation Bank                                      18,583
                    (banking)
        218,036  Hero Honda Motors Ltd.                             4,938,098
                    (leisure)
            550  Indian Hotels Company Limited                          4,222
                    (leisure)
            266  Larsen & Toubro Ltd.                                   1,399
                    (diversified companies)
         49,275  NIIT Limited                                       2,077,448
                    (computer software & services)
         96,000  Pentafour Software & Exports Ltd.                  2,285,714
                    (computer software & services)
        242,000  Satyam Computer                                    7,560,743
                    (computer software & services)           -------------------
                                                                   16,886,207
                                                             -------------------

IRELAND--3.4%
      3,762,556  Anglo Irish Bank Corp. plc                        10,333,165
                    (banking)
        355,000  DCC plc                                            2,885,713
                    (diversified companies)
        526,900  Esat Telecom Group PLC ADR(1)                     19,462,369
                    (telephone communications)               -------------------
                                                                   32,681,247
                                                             -------------------

ISRAEL--1.3%
        142,100  Fundtech Ltd.(1)                                   4,591,606
                    (computer software & services)
         99,000  Gilat Satellite Networks Ltd.(1)                   5,234,625
                    (communications equipment)
         71,000  Orbotech Ltd.(1)                                   3,053,000
                    (control & measurement)                  -------------------
                                                                   12,879,231
                                                             -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

ITALY--4.1%
        522,174  Banca Popolare
                    Commercio e Industria                      $   11,890,412
                    (banking)
        326,341  Banca Popolare di Brescia                         12,872,644
                    (banking)
        179,000  Banca Popolare di Lodi                             1,949,394
                    (banking)
        560,000  Gruppo Editoriale L'Espresso                       9,220,943
                    (printing & publishing)
      5,447,600  Premafin Finanziaria S.p.A.(1)                     3,451,748
                    (insurance)                              -------------------
                                                                   39,385,141
                                                             -------------------

JAPAN--6.5%
         10,200  Bellsystem 24, Inc.                                3,491,915
                    (business services & supplies)
         56,000  Benesse Corporation                                4,820,475
                    (education)
        114,000  Data Communication System Co.                      4,080,978
                    (computer software & services)
        319,000  DeoDeo Corporation                                 3,150,228
                    (retail-specialty)
          8,000  Don Quijote Co., Ltd.(1)                           2,304,242
                    (retail-general merchandise)
         17,512  Fancl Corp.                                        2,060,829
                    (consumer products)
         48,000  Fast Retailing Co. Ltd.                            2,330,576
                    (retail-apparel)
         29,000  Fuji Seal, Inc.                                    2,625,190
                    (packaging & containers)
        131,000  Fujicco Co., Ltd.                                  2,253,137
                    (food & beverage)
        159,500  Homac Corp.                                        3,307,740
                    (retail-general merchandise)
         75,000  Meitec                                             2,296,013
                    (computer software & services)
         39,000  Nippon System Development                          1,794,099
                    (computer software & services)
        259,000  Skylark Co., Ltd.                                  4,838,333
                    (restaurants)
         83,000  Sumisho Computer Systems Corp.                     2,773,156
                    (computer software & services)
         78,400  Tomy Company, Ltd.                                 5,238,925
                    (consumer products)
         95,000  Toyo Information Systems Co., Ltd.                 2,572,110
                    (business services & supplies)
         57,000  UNION TOOL CO.                                     3,611,900
                    (machinery & equipment)
         68,700  World Co., Ltd.                                    4,144,106
                    (retail-apparel)
        138,000  Yamada Denki                                       5,712,381
                    (retail-specialty)                       -------------------
                                                                   63,406,333
                                                             -------------------

See Notes to Financial Statements


                             www.americancentury.com        17


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

LIECHTENSTEIN--0.6%
          1,470  Verwaltungs-und Privat-Bank AG                $    6,236,684
                    (banking)                                -------------------

MEXICO--1.0%
        703,000  Corporacion GEO, S.A. de C.V.
                    Series B(1)                                     2,725,844
                    (real estate)
        315,000  Grupo Elektra, S.A. de C.V. GDR                    1,712,812
                    (retail-general merchandise)
      2,925,000  Grupo Financiero Banorte
                    S.A. de C.V. Cl O(1)                            3,723,275
                    (financial services)
        765,800  Hylsamex S.A.(1)                                   1,687,757
                    (steel)                                  -------------------
                                                                    9,849,688
                                                             -------------------

NETHERLANDS--6.3%
        366,581  Aalberts Industries N.V.                           8,022,680
                    (metals & mining)
         91,200  Airspray NV(1)                                     2,262,049
                    (packaging & containers)
        317,000  Athlon Groep N.V.                                  8,060,822
                    (business services & supplies)
        172,200  IHC Caland N.V.                                    6,774,548
                    (energy-services)
        278,968  Kempen & Company NV                               14,943,342
                    (financial services)
        254,110  Ordina N.V.(1)                                     6,435,144
                    (computer software & services)
         80,000  QIAGEN N.V.(1)                                     5,645,000
                    (biotechnology)
        178,553  Unique International NV                            4,075,130
                    (business services & supplies)
         87,037  Unit 4(1)                                          1,773,295
                    (computer software & services)
         43,566  Van der Moolen Holding N.V.                        2,833,104
                    (financial services)                     -------------------
                                                                   60,825,114
                                                             -------------------

NORWAY--0.5%
        358,000  Tandberg ASA(1)                                    4,799,777
                    (communications equipment)               -------------------

PHILIPPINES--0.4%
      1,442,240  Equitable Banking Corp.(1)                         3,619,814
                    (banking)                                -------------------

POLAND--0.3%
        100,392  Softbank S.A. GDR                                  3,237,642
                    (computer software & services)           -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

PORTUGAL--1.5%
        534,604  Banco Mello, S.A.                             $    4,930,667
                    (banking)
        337,000  Companhia de Seguros
                    Mundial Confianca, SA(1)                        9,686,221
                    (insurance)                              -------------------
                                                                   14,616,888
                                                             -------------------

SINGAPORE--5.4%
      4,280,000  Datacraft Asia Limited                            15,236,800
                    (computer software & services)
      4,523,800  Keppel Bank                                        9,913,023
                    (banking)
      3,309,000  Keppel Land Ltd.(1)                                5,620,504
                    (real estate)
      3,695,000  Keppel Telecommunications
                    & Transportation Ltd.                           5,055,188
                    (telephone communications)
      1,616,000  Natsteel Electronics Ltd.                          5,386,667
                    (electrical & electronic
                    components)
      1,693,000  Sembcorp Logistics Limited(1)                      5,005,391
                    (transportation)
      1,653,000  Singapore Land Limited                             4,542,157
                    (real estate)
      1,613,000  Wing Tai Holdings Ltd.                             1,814,041
                    (real estate)                            -------------------
                                                                   52,573,771
                                                             -------------------

SOUTH KOREA--3.1%
         30,700  Dacom Corp.                                        2,216,064
                    (telephone communications)
          6,598  Dacom Corp. Rights(1)                                144,662
                    (telephone communications)
         57,410  Daehan City Gas Co.                                1,752,534
                    (energy-services)
        286,000  Housing & Commercial Bank,
                    Korea(1)                                        7,838,259
                    (banking)
        351,000  Kookmin Bank                                       5,313,024
                    (banking)
         83,630  Seoul City Gas Co., Ltd.                           2,743,355
                    (energy-services)
        171,000  Shinsegae Department Store Co.                     7,642,619
                    (retail-general merchandise)
        60,000  Sindo Ricoh Co.                                     2,529,831
                    (office equipment & supplies)            -------------------
                                                                   30,180,348
                                                             -------------------

SPAIN--1.5%
      1,103,600  NH Hoteles, S.A.(1)                               14,088,930
                    (leisure)                                -------------------

SWEDEN--2.8%
         84,000  Enea Data AB                                       1,396,014
                    (computer software & services)
        223,000  IBS AB(1)                                          4,354,001
                    (computer software & services)

                        See Notes to Financial Statements


18      1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

        195,820  Icon Medialab International AB(1)             $    7,282,515
                    (computer software & services)
        897,158  Mandator AB                                        6,151,702
                    (computer software & services)
        311,000  Modern Times Group MTG AB Cl B(1)                  6,831,193
                    (broadcasting & media)
        155,216  Sigma AB Cl B                                      1,208,609
                    (computer software & services)           -------------------
                                                                   27,224,034
                                                             -------------------

SWITZERLAND--4.3%
          3,750  Bank Sarasin & Cie Cl B                            6,334,501
                    (banking)
          9,125  Georg Fischer AG                                   2,975,251
                    (machinery & equipment)
          1,030  Kudelski SA                                        3,877,631
                    (electrical & electronic
                    components)
          1,460  Moevenpick Holding AG Bearer                         669,133
                    (leisure)
         15,590  PubliGroupe S.A.                                   9,492,716
                    (business services & supplies)
         37,000  Swisslog Holding AG                                4,360,494
                    (machinery & equipment)
         30,000  TAG Heuer International SA(1)                      2,779,324
                    (retail-specialty)
          6,630  Vontobel Holding AG Cl B                          10,852,130
                    (financial services)                     -------------------
                                                                   41,341,180
                                                             -------------------

THAILAND--1.2%
        687,000  BEC World Public Co., Limited                      3,701,509
                    (broadcasting & media)
      5,963,900  Cogeneration Public Co., Ltd.(1)                   4,498,631
                    (utilities)
      5,126,000  National Finance and
                    Securities Public Co., Ltd. Cl F(1)             2,968,992
                    (financial services)                     -------------------
                                                                   11,169,132
                                                             -------------------

UNITED KINGDOM--9.0%
        416,400  Ashtead Group plc                                  1,060,215
                    (industrial equipment
                    & machinery)
        153,000  Baltimore Technologies plc(1)                      2,125,432
                    (computer software & services)
        338,491  Bodycote International plc                         4,553,158
                    (diversified companies)
        206,000  Capital Radio plc                                  2,893,031
                    (broadcasting & media)
        250,300  Close Brothers Group plc                           2,755,623
                    (financial services)
        306,000  Cobham PLC                                         4,532,621
                    (aerospace & defense)
        123,000  Eidos plc(1)                                       4,096,894
                    (computer software & services)
        522,591  Fibernet Group plc(1)                              3,903,910
                    (computer software & services)

Shares                                                              Value
--------------------------------------------------------------------------------

        634,400  Go-Ahead Group PLC (The)                      $    8,955,127
                    (transportation)
      2,624,000  J.D. Wetherspoon plc                              13,131,070
                    (food & beverage)
        177,941  London Bridge Software
                    Holdings plc                                    4,673,111
                    (computer software & services)
        723,000  Man (E D & F) Group plc                            3,768,561
                    (financial services)
        147,966  Matalan PLC(1)                                     1,976,124
                    (retail-apparel)
        406,250  Parity plc                                         3,932,565
                    (business services & supplies)
        265,000  PizzaExpress plc                                   3,946,527
                    (restaurants)
        567,100  Psion plc                                          7,083,380
                    (computer peripherals)
        190,000  Sage Group plc (The)                               6,564,334
                    (computer software & services)
        286,600  Shire Pharmaceuticals Group PLC(1)                 2,255,724
                    (pharmaceuticals)
      4,430,600  SkyePharma plc(1)                                  3,973,167
                    (pharmaceuticals)
        150,700  Triad Group PLC                                    1,037,691
                    (business services & supplies)           -------------------
                                                                   87,218,265
                                                             -------------------

UNITED STATES--8.3%
        459,000  Amdocs Ltd.(1)                                    10,528,312
                    (computer software & services)
        308,200  Celestica Inc.(1)                                 12,212,425
                    (electrical & electronic
                    components)
        226,200  Global TeleSystems Group, Inc.(1)                 17,169,994
                    (telephone communications)
        270,000  United International
                    Holdings, Inc. Cl A(1)                         19,338,750
                    (broadcasting & media)
        474,000  Viatel, Inc.(1)                                   21,270,750
                    (telephone communications)               -------------------
                                                                   80,520,231
                                                             -------------------

TOTAL COMMON STOCKS & RIGHTS                                      841,014,105
   (Cost $597,066,215)                                       -------------------

See Notes to Financial Statements


                                                 www.americancentury.com      19


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

PREFERRED STOCKS-5.4%

BRAZIL--0.6%
  1,204,700,000  Tele Sudeste Celular
                    Participacoes S.A.                         $    5,710,501
                    (wireless communications)                -------------------

GERMANY--4.8%
        119,006  Fielmann AG                                        4,638,427
                    (retail-specialty)
         63,711  Marschollek, Lautenschlaeger
                    und Partner AG                                 33,197,624
                    (financial services)
          4,000  Porsche AG                                         9,108,391
                    (automobiles & auto parts)               -------------------
                                                                   46,944,442
                                                             -------------------

TOTAL PREFERRED STOCKS                                             52,654,943
   (Cost $18,754,283)                                        -------------------

TEMPORARY CASH INVESTMENTS-8.0%

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.77%, dated 5/28/99,
       due 6/1/99 (Delivery value $49,226,076)                     49,200,000

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 4.77%, dated 5/28/99,
       due 6/1/99 (Delivery value $28,515,105)                     28,500,000
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS                                   77,700,000
   (Cost $77,700,000)                                        -------------------

TOTAL INVESTMENT SECURITIES-100.0%                             $971,369,048
   (Cost $693,520,498)                                       ===================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        Contracts         Settlement                            Unrealized
        to Sell             Date               Value            Gain/(Loss)
--------------------------------------------------------------------------------

     3,630,764  CHF       6/30/99            $ 2,384,452         $ 14,277

    58,051,673  EURO      6/30/99             60,609,604          414,188

     5,951,234  GBP       6/30/99              9,527,039          (20,091)

 1,543,149,240  JPY       6/30/99             12,746,979          (12,098)

    11,050,855  SEK       6/30/99              1,286,128            6,914
                                           -------------------------------------
                                             $86,554,202         $403,190
                                           =====================================
(Value on Settlement Date $86,957,392)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

GBP = British Pound

GDR = Global Depositary Receipt

JPY = Japanese Yen

SEK = Swedish Krona

(1)  Non-income producing.

                        See Notes to Financial Statements


20     1-800-345-2021


Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                               INVESTOR CLASS           ADVISOR CLASS          INSTITUTIONAL CLASS
                             (INCEPTION 9/30/97)      (INCEPTION 5/12/99)       (INCEPTION 1/2/98)
                            EMERGING      MSCI        EMERGING      MSCI        EMERGING      MSCI
                             MARKETS      EMF          MARKETS      EMF         MARKETS       EMF
6 MONTHS(1)                   24.07%     23.79%           --        --             --         --
1 YEAR                         1.88%      3.46%           --        --             --         --
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND                  -8.31%    -14.28%         -2.48%      N/A          27.73%    27.67%(2)

(1) Returns for periods less than one year are not annualized.

(2) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the MSCI Emerging Markets Free Index, and returns.

PERFORMANCE OF $10,000 OVER LIFE OF FUND

Value on 5/31/99
Emerging Markets    $8,660
MSCI EMF Index      $7,736

$10,000 investment made 9/30/97

[data shown in mountain chart]
                     Emerging Markets            MSCI EMF Index
Date                      Value                       Value
9/30/97                  $10,000                     $10,000
10/31/97                  $8,480                     $8,359
11/30/97                  $8,300                     $8,054
12/31/97                  $8,360                     $8,248
1/31/98                   $7,800                     $7,601
2/28/98                   $8,700                     $8,395
3/31/98                   $9,060                     $8,759
4/30/98                   $9,400                     $8,664
5/31/98                   $8,500                     $7,477
6/30/98                   $7,800                     $6,693
7/31/98                   $8,320                     $6,905
8/31/98                   $6,001                     $4,909
9/30/98                   $5,880                     $5,220
10/31/98                  $6,500                     $5,769
11/30/98                  $6,980                     $6,249
12/31/98                  $6,780                     $6,159
1/31/99                   $6,799                     $6,060
2/28/99                   $6,640                     $6,118
3/31/99                   $7,440                     $6,925
4/30/99                   $8,539                     $7,781
5/31/99                   $8,660                     $7,736

The graph at left shows the performance of a $10,000 investment over the life of the fund. The MSCI Emerging Markets Free Index is provided for comparison. Emerging Markets' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI Emerging Markets Free Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                             www.americancentury.com        21


Emerging Markets--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Michael Donnelly]

     An interview with Mark Kopinski (left) and Michael Donnelly, portfolio managers on the Emerging Markets team.

HOW DID EMERGING MARKETS PERFORM FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999?

     Emerging Markets posted a 24.07%* return, compared to 23.79% for its benchmark, the Morgan Stanley Capital International Emerging Markets Free
Index.

WHICH COUNTRIES OR SECTORS HELPED YOU OUTPERFORM YOUR BENCHMARK?

     Asia has been one of the most dynamic regions of late and we were able to find good growth stocks in both South Korea and Singapore. South Korea has really been the star of Asia with respect to the resurgence of its corporate sector. Since September 1998, we have been adding to and expanding the number of our holdings in South Korea, whose government has put specific initiatives in place in order to guide companies to restructure quickly and help rebuild the economy. Many of the South Korean companies we have researched or met in one-on-one meetings have been keen on restructuring their business and reducing their debt burdens to more effectively compete in increasingly competitive domestic and global markets.

     In Latin America, we found surprisingly strong earnings performance in Mexico, which has been the best performing Latin American economy so far in 1999. Interest rates have declined and consumer demand has increased, despite the turmoil in the rest of Latin America. In addition, strong demand for loans helped the banking sector, and bankers reduced provisions for non-performing loans, which directly feeds to the bottom line. Moreover, several sectors of the Mexican economy, such as telecommunications and cement manufacturing, have been buoyed by rising prices.

     Mexico is an oil exporter, and they received a boost from higher oil prices in 1999. That revenue flows directly into the country's reserve base, which in turn allows the government to reduce interest rates and halt the extreme downward pressure on the overall budget. The robust U.S. economy also helped fuel growth in Mexico. Spending on infrastructure boosted cement companies and other construction- related industries. We purchased Cemex SA, the world's third-largest cement producer. The company's first-quarter sales rose 10% on strong cement sales in both the United States and Mexico.

     We also maintained a lower cash position than the fund's historical average. After a very rough 1998 --when many markets corrected 50% or more--1999 has given us a much larger menu of companies with good earnings growth. As we took advantage of these opportunities, we kept cash in the 2%-3% range, compared to a 4%-6% historical average.

*All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"ASIA HAS BEEN ONE OF THE MOST DYNAMIC REGIONS OF LATE AND WE WERE ABLE TO FIND GOOD GROWTH STOCKS IN BOTH SOUTH KOREA AND SINGAPORE. SOUTH KOREA HAS REALLY BEEN THE STAR OF ASIA WITH RESPECT TO THE RESURGENCE OF ITS CORPORATE SECTOR."

PORTFOLIO AT A GLANCE
                                                5/31/99          11/30/98
NO. OF COMPANIES                                  129               121
MEDIAN MARKET                                    $1.16             $658
   CAPITALIZATION                               BILLION           MILLION
PORTFOLIO TURNOVER                              102%(1)           270%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             2.00%(3)            2.00%

(1)  Six months ended 5/31/99.
(2)  Year ended 11/30/98.
(3)  Annualized.

Investment terms are defined in the Glossary on page 62.

[end left margin]


22      1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS OR SECTORS CONTRIBUTED MOST TO RETURNS?

     We discovered growing earnings in banks, telecommunications, electronic component manufacturers, and computer software companies in many developing markets.

     Two of Emerging Markets' top-performing stocks were Mexican banks Grupo Financiero Bancomer and Grupo Financiero Banorte, both large and liquid stocks. These banks began to lend again after lower interest rates spurred demand for commercial loans. Profit margins were aided by reducing provisions for non-performing loans after government legislation reduced the risk of bad debt exposure resulting from the 1995 devaluation of the peso. More specifically, Grupo Financiero Banorte has benefited from having a high concentration of clients who run businesses that export to the United States.

     Another top contributor, cellular phone operator Egyptian Mobile Phone Network, experienced strong subscriber growth in the first quarter. That growth should continue for several years because the demand for cellular services is huge in Egypt, which has very low teledensity and is very populous. Egyptian Mobile began 1999 with 157,000 customers and grew that 44% to 226,000 by the end of the first quarter. As in many other emerging markets where local phone companies are inefficient, cellular phones are in great demand because customers must wait years to get a phone line hooked up to their homes.

     Just as in U.S. stock markets, the Internet has also ignited stock performance in many overseas markets. Companies that benefited from the trend included Pacific Internet Ltd., a pan-Asia Internet service provider, and Singapore-based Datacraft Asia Ltd, which designs, builds, and services data communication systems throughout Asia and other regions. Computer and peripherals retailer GES International also got a boost from the Internet when it began selling hardware and parts via its Web site.

     Two Indian software companies--Infosys Technologies, Ltd. and Wipro Ltd.--continued their record of strong growth. Both companies benefit from their client relationships in the United States and Europe and the lower cost of operating in India. Also, because they are located in different time zones than their Western customers, Wipro and Infosys operate during European and American non-business hours, thereby enabling them to offer many specialized value added services and faster turnaround time.

WHY WERE THERE SO MANY BRAZILIAN STOCKS THAT HURT PERFORMANCE?

     The short answer is our returns--calculated in U.S. dollars--were negatively impacted by the devaluation of the Brazilian real in January. Consequently, seven out of the portfolio's eight worst performing stocks were Brazilian. These included Celesc, Tele Sudeste Cellular, Banespa, Banco Itau, Sabesp, Electrobras, and Embratel. Although the local operations of the companies, for the most part, performed as well as could be expected in a difficult environment, the sharp currency devaluation contributed to weak performance when measured in U.S. dollars. We lowered our Brazilian holdings somewhat during the devaluation and were underweight in the region. Therefore, the fund did not get a large boost when the Brazilian stock market rebounded sharply after inflation failed to materialize.

     Our  position  in  Petroleo  Brasileiro,   Brazil's  largest  oil  refiner,
demonstrates what would have happened if we had

[right margin]

TOP TEN HOLDINGS
                                       % OF FUND INVESTMENTS

                                      AS OF               AS OF
                                     5/31/99            11/30/98
EGYPTIAN MOBILE
   PHONE NETWORK                       2.1%               1.5%
PETROLEO
   BRASILEIRO S.A.                     1.9%               1.3%
KOREA DATA SYSTEM                      1.6%                --

TELEFONOS DE MEXICO,
   S.A. CL L ADR                       2.3%                --
PLIVA D.D. GDR                         1.6%               1.4%
SURGUTNEFTEGAZ ADR                     1.5%                --
GRUPO TELEVISA
   S.A. GDR                            1.5%                --
TAIWAN
   SEMICONDUCTOR
   MANUFACTURING
   CO. LTD. ADR                        1.5%                --
ANHUI CONCH CEMENT
   CO. LTD CL H                        1.5%               0.9%
YAPI VE KREDI
   BANKASI A.S.                        1.4%                --


TOP FIVE INDUSTRIES
                                       % OF FUND INVESTMENTS
                                      AS OF               AS OF
                                     5/31/99            11/30/98
TELEPHONE
   COMMUNICATIONS                      9.5%               8.7%*
BANKING                                9.3%              11.0%
FOOD & BEVERAGE                        8.6%               7.7%
WIRELESS
   COMMUNICATIONS                      6.5%              12.1%*
ELECTRICAL & ELECTRONIC
   COMMUNICATIONS                      4.0%               5.3%*

*Percentage has been adjusted to reflect security industry reclassification.

[end right margin]


                                                  www.americancentury.com   23


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

increased our Brazilian exposure in the month following devaluation. Rather than sell Petroleo Brasileiro during the devaluation, we built the position further and it is now one of our best performing stocks.

WHAT CHANGES DID YOU MAKE TO THE  PORTFOLIO IN THE PAST SIX MONTHS?

     We found several good growth opportunities in South Korea. For example, auto parts supplier Halla Climate Controls received several large contracts from Ford to supply auto parts. These orders coincided with a pick up in demand for automobiles in Korea. Another contributor was Shinsegae Department Stores, which operates both a discount chain and mainline department stores. After the economic collapse in Asia, the discount chain was able to maintain sales because consumers cut back on luxury items and moved their purchases to discount shops. Recently there has been a revival in the fortunes of its mainline department stores as well. In addition, the company is reducing its debt burden.

     We also were able to find growing companies in Singapore and established or built positions in several technology-related companies.

WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS?

     Overall, we are optimistic because we do not currently see a major currency collapse or economic upheaval on the horizon. During most of 1998, many companies cut export prices dramatically in an effort to liquefy and stabilize their balance sheets. In effect, inventory was being dumped on global markets, severely impacting the profitability of export sales. The dumping peaked during the latter part of 1998, easing the pressure on the global economy. Most of the excesses generated by overvalued currencies are now gone, commodity prices appear to have bottomed, and producers are selling at competitive prices once again. South Korea was perhaps the first country to lead the way. Now, in stark contrast to the situation in 1998, economic growth has returned to many of the countries that suffered currency devaluations, and GDP estimates are being revised up on a consistent basis.

     It's important, though, to monitor the progress of the reform programs implemented by the International Monetary Fund (IMF). We believe that economies that accept the program--i.e., adopt fundamental changes in the way in which fiscal budgets are balanced and corporations are governed--should be able to foster economic and financial growth. Those that only implement reform on a piece-meal basis risk the likelihood of stagnation.

     We would also like to emphasize the breadth and quality of the companies we are finding daily in the emerging markets. Exciting finds run the gamut from a local beverage producer (La Tondenda) to the maker of world-class pharmaceuticals (Pliva). We intend to continue to search for the best companies to add to the portfolio in this robust environment.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1999
[data shown in pie chart]
Preferred Stocks                        9.5%
Common Stocks, Rights & Warrants       90.5%

AS OF NOVEMBER 30, 1998
[data shown in pie chart]
Preferred Stocks                       13.2%
Temporary Cash Investments              4.7%
Common Stocks, Rights & Warrants       82.1%

EMERGING MARKETS' INVESTMENTS BY COUNTRY

[data shown in bar chart]
                                      5/31/99     11/30/98
Mexico                                 12.3%        4.1%
Brazil                                 12.2%       15.9%
South Korea                            10.3%        4.2%
Taiwan (People's Republic of China)     6.5%        2.3%
Singapore                               5.6%        5.1%
South Africa                            5.5%        6.8%
Turkey                                  5.0%          0%
Greece                                  4.5%        7.5%
Russian Federation                      4.3%        3.0%
India                                   4.1%        3.3%
Other                                  29.7%       47.8%

[end left margin]


24      1-800-345-2021


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS, RIGHTS & WARRANTS-90.5%

BRAZIL--3.1%
         14,000  Companhia Brasileira de
                    Distribuicao Grupo Pao de
                    Acucar ADR(1)                              $      253,750
                    (retail-general merchandise)
      3,500,000  Companhia de Saneamento Basico
                    do Estado de Sao Paulo                            262,702
                    (utilities)
         31,000  Unibanco-Uniao de Bancos
                    Brasileiros S.A. GDR(1)                           699,438
                    (banking)
     15,000,000  Votorantim Celulose e Papel S.A.                     398,383
                    (paper & forest products)                -------------------
                                                                    1,614,273
                                                             -------------------

CANADA(2)
         29,297  Sedna Geotech, Inc. Warrants(1)                           --
                    (metals & mining)                        -------------------

CHINA--1.2%
      4,000,000  Shanghai Petrochemical
                    Co., Ltd. Cl H                                    613,817
                    (chemicals & resins)                     -------------------

CROATIA--1.6%
         50,206  Pliva d.d. GDR                                       813,337
                    (pharmaceuticals)                        -------------------

CZECH REPUBLIC--2.4%
          8,000  Ceske Radiokomunikace(1)                             295,656
                    (business services & supplies)
         32,000  Komercni Banka a.s.(1)                               584,125
                    (banking)
         16,000  SPT Telecom a.s.(1)                                  265,003
                    (telephone communications)
          1,668  Stredoceska Energetika a.s.(1)                        80,327
                    (utilities)                              -------------------
                                                                    1,225,111
                                                             -------------------

EGYPT--3.6%
         18,000  A-Ahram Beverages Co. GDR(1)                         542,700
                    (food & beverage)
         70,969  Egyptian Mobile Phone Network(1)                   1,063,679
                    (wireless communications)
         19,000  Orascom Construction Industries(1)                   272,801
                    (construction & property                 -------------------
                    development)                                    1,879,180
                                                             -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

ENGLAND--0.4%
         50,000  Antofagasta Holdings plc                      $      216,983
                    (diversified companies)                  -------------------

ESTONIA--0.4%
         20,000  Hansabank Ltd.(1)                                    111,093
                    (banking)
         20,000  Hansabank Ltd.(1)                                    112,671
                    (banking)                                -------------------
                                                                      223,764
                                                             -------------------

FINLAND--1.1%
         38,000  Hartwall Oyj Abp                                     546,503
                    (food & beverage)                        -------------------

FRANCE--0.4%
          2,772  Belvedere S.A.(1)                                    214,496
                    (food & beverage)                        -------------------

GREECE--4.5%
         11,500  Chipita International S.A.                           272,870
                    (food & beverage)
          2,250  Commercial Bank of Greece, S.A.                      406,179
                    (banking)
          4,000  Delta Informatics S.A.                               185,975
                    (computer software & services)
          6,000  EFG Eurobank(1)                                      285,696
                    (banking)
         15,000  Folli-Follie Abee                                    308,542
                    (retail-general merchandise)
            260  National Bank of Greece S.A.                          18,133
                    (banking)
         20,995  Panafon SA(1)                                        521,728
                    (wireless communications)
          1,500  Piraeus Bank S.A.                                     44,009
                    (banking)
          3,000  Titan Cement Company S.A.                            277,039
                    (construction & property                 -------------------
                    development)                                    2,320,171
                                                             -------------------

HONG KONG--3.1%
      6,500,000  Anhui Conch Cement Co. LTD Cl H                      779,522
                    (construction & property
                    development)
        250,000  China Resources Enterprise Limited                   364,293
                    (diversified companies)
        120,000  Johnson Electric Holdings Limited                    442,567
                    (electrical & electronic                 -------------------
                    components)                                     1,586,382
                                                             -------------------

See Notes to Financial Statements


                             www.americancentury.com        25


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

HUNGARY--1.0%
          6,500  OTP Bank Rt.                                  $      286,202
                    (banking)
         17,000  Synergon Information
                    Systems Ltd. GDR(1)                               212,500
                    (computer software & services)           -------------------
                                                                      498,702
                                                             -------------------

INDIA--4.1%
         24,117  Hero Honda Motors Ltd.                               546,204
                    (leisure)
          5,000  Housing Development
                    Finance Corp. Ltd.                                243,438
                    (financial services)
          6,000  Infosys Technologies Ltd.                            443,066
                    (computer software & services)
          2,005  Larsen & Toubro Ltd.                                  10,544
                    (diversified companies)
          3,000  NIIT Limited                                         126,481
                    (computer software & services)
          6,000  Pentafour Software & Exports Ltd.                    142,857
                    (computer software & services)
          4,000  Wipro Limited                                        371,475
                    (computer peripherals)
          7,000  Zee Telefilms Ltd.(1)                                235,285
                    (broadcasting & media)                   -------------------
                                                                    2,119,350
                                                             -------------------

INDONESIA--2.4%
         25,000  PT Indosat (Persero) Tbk ADR(1)                      495,312
                    (telephone communications)
        249,500  PT Tambang Timah Tbk                                 273,467
                    (metals & mining)
         53,000  PT Telekomunikasi Indonesia ADR                      493,562
                     (telephone communications)              -------------------
                                                                    1,262,341
                                                             -------------------

ISRAEL--1.5%
          9,000  AudioCodes Ltd.(1)                                   154,406
                    (communications equipment)
         12,300  Fundtech Ltd.(1)                                     397,444
                    (computer software & services)
         23,000  Point of Sale Ltd.(1)                                227,125
                    (computer software & services)           -------------------
                                                                      778,975
                                                             -------------------

MEXICO--12.3%
        100,000  Cemex SA de CV Cl B                                  449,022
                    (building & home improvements)
        125,000  Corporacion Interamericana
                    de Entretenimiento S.A. Cl B(1)                   399,073
                    (leisure)
        180,000  Fomento Economico Mexica UBD                         594,130
                    (food & beverage)
        600,000  Grupo Cementos de Chihuahua,
                    S.A. de C.V. Cl B                                 463,440
                    (construction & property
                    development)

Shares                                                              Value
--------------------------------------------------------------------------------

         38,000  Grupo Elektra, S.A. de C.V. GDR               $      206,625
                    (retail-general merchandise)
      1,880,000  Grupo Financiero Bancomer,
                    S.A. de C.V. Cl O                                 640,865
                    (financial services)
        452,000  Grupo Financiero Banorte
                    S.A. de C.V. Cl O(1)                              575,357
                    (financial services)
         60,000  Grupo Iusacell S.A. de
                    C.V. Series L ADR(1)                              742,500
                    (wireless communications)
         19,000  Grupo Televisa S.A. GDR(1)                           794,438
                    (broadcasting & media)
        150,600  Hylsamex S.A.(1)                                     331,909
                    (steel)
         15,000  Telefonos de Mexico, S.A. Cl L ADR                 1,199,069
                    (telephone communications)               -------------------
                                                                    6,396,428
                                                             -------------------

PHILIPPINES--3.4%
      2,000,000  International Container
                    Terminal Services, Inc.(1)                        202,365
                    (transportation)
        450,000  La Tondena Distillers Inc.(1)                        520,368
                    (food & beverage)
         35,000  Metropolitan Bank & Trust Co.                        338,042
                    (banking)
      2,000,000  Music Corporation(1)                                 147,175
                    (computer peripherals)
        245,000  San Miguel Corporation Cl B                          550,526
                    (food & beverage)                        -------------------
                                                                    1,758,476
                                                             -------------------

POLAND--2.2%
         30,000  Agora SA GDR(1)                                      327,000
                    (broadcasting & media)
          3,000  Bank Przemyslowo-Handlowy S.A.                       147,627
                    (banking)
          4,000  Prokom Software SA(1)                                131,559
                    (computer software & services)
         17,000  Softbank S.A. GDR                                    548,250
                    (computer software & services)           -------------------
                                                                    1,154,436
                                                             -------------------

RUSSIAN FEDERATION--4.3%
         17,000  Lukoil Holding ADR                                   620,500
                    (energy-services)
         70,000  SUN Brewing Ltd. GDR(1)                              412,170
                    (food & beverage)
        105,000  Surgutneftegaz ADR                                   800,625
                    (energy-production & marketing)
         60,000  Unified Energy Systems ADR                           393,750
                    (utilities)                              -------------------
                                                                    2,227,045
                                                             -------------------

SINGAPORE--5.6%
        137,000  Allgreen Properties Limited(1)                       130,249
                    (real estate)

                        See Notes to Financial Statements


26      1-800-345-2021


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

         64,000  Asia Pulp & Paper Company
                    Ltd. ADR(1)                                $      572,000
                    (paper & forest products)
         53,000  City Developments Limited                            316,464
                    (real estate)
        160,000  Datacraft Asia Limited                               569,600
                    (computer software & services)
        800,000  GES International Limited(1)                         695,652
                    (computer peripherals)
        200,000  Keppel Telecommunications &
                    Transportation Ltd.                               273,623
                    (telephone communications)
        110,000  Natsteel Electronics Ltd.                            366,667
                    (electrical & electronic                 -------------------
                    components)                                     2,924,255
                                                             -------------------

SOUTH AFRICA--5.5%
         28,000  Anglo American Platinum
                    Corp. Limited                                     514,231
                    (metals & mining)
        180,000  BOE Limited                                          170,192
                    (financial services)
         31,000  DataTec Limited                                      417,804
                    (computer peripherals)
         23,000  De Beers                                             493,173
                    (metals & mining)
         20,000  Fedsure Holdings Limited                             172,436
                    (insurance)
        200,000  Foschini Limited(1)                                  357,372
                    (retail-general merchandise)
         12,000  Impala Platinum Holdings Limited                     287,308
                    (metals & mining)
         60,000  Ixchange Technology
                    Holdings Limited(1)                               152,404
                    (computer software & services)
         36,000  South African Breweries Ltd.                         289,038
                    (food & beverage)                        -------------------
                                                                    2,853,958
                                                             -------------------

SOUTH KOREA--10.3%
         13,000  Dongwon Securities Co.                               281,191
                    (financial services)
         16,000  Halla Climate Control Co.                            536,999
                    (automobile & auto parts)
         20,000  Hite Brewery Co. Ltd.(1)                             495,847
                    (food & beverage)
          2,743  Hite Brewery Co. Ltd. Rights(1)                       27,757
                    (food & beverage)
          5,000  Housing & Commercial
                    Bank, Korea(1)                                    137,033
                    (banking)
         22,000  Kookmin Bank                                         333,010
                    (banking)
         23,771  Korea Data System                                    824,874
                    (computer peripherals)
          5,000  Korea Electric Power Corp.                           153,055
                    (utilities)

Shares                                                              Value
--------------------------------------------------------------------------------

         11,450  Korea Telecom Corporation                     $      652,800
                    (business services & supplies)
         48,000  Medison Co.                                          611,207
                    (medical equipment & supplies)
          6,000  Pohang Iron & Steel Co., Ltd.                        554,602
                    (steel)
          2,975  Samsung Electronics                                  206,972
                    (electrical & electronic
                    components)
            398  Samsung Electronics Rights(1)                          4,531
                    (electrical & electronic
                    components)
         11,000  Shinsegae Department Store Co.                       491,630
                    (retail-general merchandise)
           450   SK Telecom Co. Ltd. ADR                                6,412
                    (wireless communications)                -------------------
                                                                    5,317,920
                                                             -------------------

TAIWAN (PEOPLE'S REPUBLIC
OF CHINA)--6.5%
         12,000  Asustek Computer Inc.(1)                             139,083
                    (computer peripherals)
         17,000  Asustek Computer Inc. GDR(1)                         262,225
                    (computer peripherals)
        145,000  China Development Industrial Bank(1)                 281,575
                    (financial services)
        766,500  China Steel Corp.                                    525,064
                    (steel)
        625,000  Delpha Construction Co., Ltd.(1)                     330,657
                    (construction & property
                    development)
         36,000  Hon Hai Precision Industry(1)                        211,376
                    (electrical & electronic
                    components)
        245,000  Lee Chi Enterprises Co., Ltd.(1)                     524,465
                    (leisure)
         70,000  President Chain Store Corp.                          221,560
                    (retail-general merchandise)
         60,000  Shin Kong Life Insurance Co., Ltd.                   101,835
                    (insurance)
         30,000  Taiwan Semiconductor
                    Manufacturing Co. Ltd. ADR(1)                     785,625
                    (electrical & electronic                 -------------------
                    components)                                     3,383,465
                                                             -------------------

THAILAND--2.2%
         20,000  Advanced Info Service
                    Public Co. Limited(1)                             243,534
                    (wireless communications)
        150,000  Cogeneration Public Co., Ltd.(1)                     113,147
                    (utilities)
        125,000  Italian-Thai Development Public
                    Co., Limited(1)                                   314,857
                    (construction & property
                    development)
        209,000  Land & House Public Co. Limited(1)                   258,998
                    (real estate)

See Notes to Financial Statements


                             www.americancentury.com        27


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

          6,000  Siam Cement Public Co.
                    Limited (The)(1)                           $      155,819
                    (construction & property
                    development)
        174,000  Siam Commercial Bank Public
                    Co. Limited Warrants(1)                            60,938
                       (banking)                             -------------------
                                                                    1,147,293
                                                             -------------------

TURKEY--5.0%
     15,000,000  Aksigorta A.S.                                       478,803
                    (insurance)
     45,000,000  Dogan Sirketler Grubu Holding A.S.                   629,810
                    (printing & publishing)
     15,000,000  Haci Omer Sabanci Holding AS                         368,310
                    (diversified companies)
      8,500,000  Turkiye Garanti Bankasi A.S.(1)                      349,588
                    (banking)
     58,500,000  Yapi ve Kredi Bankasi A.S.                           746,933
                    (banking)                                -------------------
                                                                    2,573,444
                                                             -------------------

UNITED STATES--2.4%
          7,800  Comverse Technology, Inc.(1)                         526,744
                    (communications equipment)
         12,000  StarMedia Network, Inc.(1)                           705,750
                    (broadcasting & media)                   -------------------
                                                                    1,232,494
                                                             -------------------

TOTAL COMMON STOCKS,
RIGHTS & WARRANTS                                                  46,882,599
   (Cost $37,724,412)                                        -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

PREFERRED STOCKS-9.5%

BRAZIL--9.1%
     28,500,000  Centrais Electricas Brasileiras
                    S.A. Cl B                                  $      597,315
                    (utilities)
     18,000,000  Companhia Paranaense de
                    Energia-Copel                                     136,143
                    (utilities)
     36,000,000  Embratel Participacoes S.A.                          498,845
                    (telephone communications)
      7,000,000  Petroleo Brasileiro S.A.                             986,143
                    (energy-production & marketing)
    300,000,000  Tele Celular Sul Participacoes S.A.                  554,273
                    (wireless communications)
     32,000,000  Tele Centro Sul Participacoes S.A.                   339,954
                    (telephone communications)
     43,000,000  Tele Norte Leste Participacoes S.A.                  712,529
                    (telephone communications)
     53,000,000  Tele Sudeste Celular
                    Participacoes S.A.                                251,230
                    (wireless communications)
     30,000,000  Telesp Participacoes S.A.                            646,074
                    (telephone communications)               -------------------
                                                                    4,722,506
                                                             -------------------

THAILAND--0.4%
        174,000  Siam Commercial Bank Public
                    Co. Limited(1)                                    178,125
                    (banking)                                -------------------

TOTAL PREFERRED STOCKS                                               4,900,631
   (Cost $4,778,874)                                         -------------------

TOTAL INVESTMENT SECURITIES-100.0%                                 $51,783,230
   (Cost $42,503,286)                                        ===================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

(2) Investments in country were less than 0.05% of the total investment securities.

                        See Notes to Financial Statements


28      1-800-345-2021


Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31,1999

                             INVESTOR CLASS               ADVISOR CLASS
                          (INCEPTION 12/1/98)           (INCEPTION 2/5/99)
                          GLOBAL      MSCI              GLOBAL    MSCI
                          GROWTH   WORLD FREE           GROWTH   WORLD FREE

LIFE OF FUND(1)           18.60%      8.04%              6.27%    3.92%(2)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/28/99, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the MSCI World Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 5/31/99
Global Growth           $11,860
MSCI World Free Index   $10,804

$10,000 investment made 12/1/98

[data shown in mountain chart]
                Global Growth           MSCI World Free Index
Date                Value                      Value
11/30/98           $10,000                    $10,000
12/31/98           $10,860                    $10,477
1/31/99            $11,540                    $10,693
2/28/99            $11,120                    $10,397
3/31/99            $11,720                    $10,816
4/30/99            $12,140                    $11,232
5/31/99            $11,860                    $10,804

The graph at left shows the growth of a $10,000 investment over the life of the fund. The MSCI World Free Index is provided for comparison. Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI World Free Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                             www.americancentury.com        29


Global Growth--Q&A
--------------------------------------------------------------------------------

[photo of Bradley Amoils and Henrik Strabo]

     An interview with Bradley Amoils (left) and Henrik Strabo, portfolio managers on the Global Growth team.

GLOBAL GROWTH OPENED ON DECEMBER 1, 1998. SINCE THIS IS THE FIRST REPORT TO INVESTORS, WILL YOU TELL US ABOUT GLOBAL GROWTH'S OBJECTIVES AND HOW IT IS MANAGED?

     Certainly, but first we'd like to take this opportunity to welcome investors to the fund. We're excited about Global Growth's potential, and the range of opportunities in which the fund is allowed to invest.

     Global Growth's charter is similar to American Century's other foreign-stock funds. The funds share a common objective of long-term growth through investments in companies that demonstrate accelerating earnings and revenue growth. However, unlike its sibling funds, which have significant exposure primarily in foreign stocks, Global Growth has the opportunity to invest in the United States. Because it has no geographical constraints, Global Growth can buy the fastest-growing companies, no matter where they are located.

     To find stocks for the portfolio, we employ American Century's proprietary database of more than 15,000 foreign and domestic companies. We are not restricted by region, market sector, or industry. We also rely on extensive research provided by our team of investment analysts. They research stocks individually, but each analyst has expertise in a particular region. Our team travels frequently, looking for opportunities that fit our growth investment style. We visit regularly with key executives, government officials, and central bankers, as well as customers and competitors of the companies we are considering for investment.

HOW HAS GLOBAL GROWTH PERFORMED SINCE ITS INCEPTION?

     It has performed very well in the few months it has been in operation. Global Growth's life-of-fund return as of May 31, 1999, was 18.60%*. It more than doubled the return of its benchmark, the MSCI World Free Index, which gained 8.04% in the same time frame.

WHAT FACTORS INFLUENCED OVERALL  PERFORMANCE?

     Clearly, the decision to focus investments in the United States and selectively add companies in Asia was an important factor. Given the uncertainties surrounding global capital markets after the Asian crisis, we focused our investments in the United States, which offered the clearest earnings visibility. Large-capitalization U.S. stocks that are benefiting from increasing efficiencies through mergers and restructurings provided the most attractive investment opportunities. Furthermore, U.S. dominance and innovative leadership in telecommunications, the Internet, media, pharmaceutical, financial services, and biotechnology compelled us to concentrate our investments in these arenas. As a result, approximately 50% of the fund was invested in U.S. companies.

*All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"TO FIND STOCKS FOR THE  PORTFOLIO,  WE EMPLOY  AMERICAN  CENTURY'S  PROPRIETARY
DATABASE OF MORE THAN 15,000 FOREIGN AND DOMESTIC COMPANIES. WE ARE NOT RESTRICTED BY REGION, MARKET SECTOR, OR INDUSTRY."

PORTFOLIO AT A GLANCE
                                            5/31/99
NO. OF COMPANIES                              197
MEDIAN MARKET                                $16.5
   CAPITALIZATION                           BILLION
PORTFOLIO TURNOVER                           65%(1)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                          1.30%(2)

(1)  From 12/1/98 through 5/31/99.

(2) Annualized.

Investment terms are defined in the Glossary on page 62.

[end left margin]


30      1-800-345-2021


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In Europe, the portfolio benefited from a focus on telecommunications, outsourcing, retailing, and financial services--industries that demonstrated strong underlying growth in their basic business. However, performance in Europe was offset by the depreciation of the euro (the new European common currency), slower than expected economic growth, and negative money flows as investors concentrated on the United States and Asia. We continued to be cautious in Japan, where we saw few investment opportunities. Accordingly, we purchased companies that stood to benefit the most from a formalized restructuring plan or that were poised to take advantage of an increasingly deregulated Japanese economy. As stability returned to the world's emerging markets, we put money to work selectively in Hong Kong, South Korea, and Singapore. We also found opportunities in Brazil, where corporations began to show signs of earnings re-acceleration.

WHICH SECTORS OR COMPANIES CONTRIBUTED THE MOST TO RETURNS?

     As we mentioned earlier, investors maintained--and perhaps even intensified--their preference for a handful of U.S. companies for much of the period. These companies also represented a significant portion of Global Growth's portfolio.

     Several industry groups, particularly in the technology sector, that were good performers in the United States also fared well abroad. Continued robust growth in the Internet was the catalyst driving earnings for many of our technology companies. Internet-related technology holdings that posted strong gains included Cisco Systems, a maker of Internet routers and equipment, and software giant Microsoft.

     Telecommunications companies, Global Growth's largest industry weighting, were also among the portfolio's strongest contributors. These companies formed three groups within the telecommunications area: carriers of electronic voice and data, cellular service and equipment providers, and cable TV firms. Companies exhibiting strong growth in one or more of these areas included AT&T and MCI WorldCom in the United States, UPC and Mannesman in Europe, Nokia in Finland, and Japan's NTT Data.

DID YOU FIND GROWTH IN MANY SECTORS  OUTSIDE THE TECHNOLOGY ARENA?

     Global Growth's financial services holdings were helpful. Firms such as Standard Chartered and the American International Group (AIG) performed exceptionally well after the U.S. Federal Reserve began to cut interest rate in what proved to be a successful effort to stabilize world markets. Strong revenue growth from insurance annuity sales in the United States continued to buoy the earnings of Sweden's Skandia Holdings.

WHICH SECTORS OR HOLDINGS WERE  DISAPPOINTING?

     The portfolio's worst-performing holding was American tobacco giant Philip Morris. Ongoing lawsuits against tobacco manufacturers and recent adverse court rulings have increased investors' concerns about the future of big tobacco, and that drove tobacco stocks down across the board. Philip Morris was no exception. We eliminated the position.

     The German retailer, Douglas Holding, also disappointed. Douglas markets a broad range of high-end retail products, including perfume, jewelry, personal care products, and books. The

[right margin]

TOP TEN HOLDINGS
                                  % OF FUND INVESTMENTS
                                            AS OF
                                           5/31/99

MCI WORLDCOM INC.                           2.2%
TIME WARNER INC.                            2.1%
MANNESMANN AG                               1.8%
MICROSOFT CORP.                             1.7%
GENERAL ELECTRIC CO. (U.S.)                 1.6%
UNITED PAN-EUROPE
   COMMUNICATIONS NV                        1.6%
VIVENDI                                     1.5%
AMERICAN INTERNATIONAL
   GROUP, INC.                              1.2%
AMERICAN EXPRESS CO.                        1.2%
COMCAST CORP. CL A                          1.2%


TOP FIVE INDUSTRIES
                                  % OF FUND INVESTMENTS
                                           AS OF
                                          5/31/99
TELEPHONE COMMUNICATIONS                   10.9%
BROADCASTING & MEDIA                       9.4%
BANKING                                    7.0%
FINANCIAL SERVICES                         5.0%
DIVERSIFIED COMPANIES                      4.8%

[end right margin]


                                          www.americancentury.com          31


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

healthy economies in Europe and the United States helped drive growth in recent years. However, sales in Germany, the company's primary market, began to lag in April when warmer weather pulled people away from shopping and toward outdoor activities. This shift impacted earnings and ultimately share price, but we're confident these problems are temporary and are holding Douglas.

WHAT'S YOUR OUTLOOK FOR GLOBAL INVESTING?

     We continue to find tremendous opportunities for investing in interesting and fast-growing companies in almost every corner of the world. We now live in exciting times as information, capital, goods, and services move freely around the globe with unprecedented ease. The rapid acceptance of new technologies--witness the thousands of new Internet users each day--is only accelerating this incredible trend. The world has truly become a global village and we want to own those companies that are positioned to take advantage of major growth opportunities.

     After the worldwide economic upheaval last year, the global economy appears to be on the mend. With this as a backdrop, we feel the outlook for corporate earnings is healthy. Our focus on fast-growing, highly successful companies will continue to lead us to areas such as telecommunications, technology, financial services, and retailing.

[left margin]

"AFTER THE WORLDWIDE ECONOMIC UPHEAVAL LAST YEAR, THE GLOBAL ECONOMY APPEARS TO BE ON THE MEND. WITH THIS AS A BACKDROP, WE FEEL THE OUTLOOK FOR CORPORATE EARNINGS IS HEALTHY."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF MAY 31, 1999
[data shown in pie chart]
Preferred Stocks                       1.0%
Temporary Cash Investments             7.2%
Common Stocks                         91.8%

GLOBAL GROWTH'S INVESTMENTS BY COUNTRY
[data shown in bar chart]
                                    5/31/99
United States                        48.5%
U.K.                                  9.6%
Japan                                 7.2%
France                                6.5%
Germany                               4.3%
Netherlands                           4.2%
Other                                19.7%

[end left margin]


32      1-800-345-2021


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS-91.8%

AUSTRALIA--0.8%

         11,400  Brambles Industries Limited                  $       303,895
                    (diversified companies)
         36,800  Broken Hill Proprietary Co. Ltd.                     377,516
                    (metals & mining)
        146,810  Cable & Wireless Optus Limited(1)                    280,567
                    (telephone communications)               -------------------
                                                                      961,978
                                                             -------------------

AUSTRIA--0.2%

            200  Bank Austria AG                                       10,234
                    (banking)
          2,400  VA Technologie AG                                    201,343
                    (business services & supplies)           -------------------
                                                                      211,577
                                                             -------------------

BELGIUM--0.4%
         10,200  Fortis AG                                            326,870
                    (insurance)
          4,400  UCB SA                                               189,334
                    (pharmaceuticals)                        -------------------
                                                                      516,204
                                                             -------------------

BRAZIL--0.5%
         20,000  Telesp Participacoes S.A. ADR                        437,500
                    (telephone communications)
          8,200  Unibanco-Uniao de Bancos
                    Brasileiros S.A. GDR(1)                           185,012
                    (banking)                                -------------------
                                                                      622,512
                                                             -------------------

CANADA--2.1%
         15,400  Bombardier Inc. Cl B                                 239,246
                    (aerospace & defense)
          3,000  Canadian National Railway Company                    191,920
                    (railroad)
         10,800  JDS Fitel Inc.(1)                                    731,943
                    (communications equipment)
          6,000  QLT PhotoTherapeutics, Inc.(1)                       263,967
                    (biotechnology)
         11,000  Rogers Communications, Inc. Cl B(1)                  226,858
                    (broadcasting & media)
          6,000  Seagram Co. Ltd. (The)                               311,625
                    (food & beverage)
          7,000  Teleglobe Inc.                                       211,797
                    (telephone communications)
          6,000  TLC The Laser Center Inc.(1)                         263,250
                    (healthcare)                             -------------------
                                                                    2,440,606
                                                             -------------------

Shares                                                              Value
--------------------------------------------------------------------------------

FINLAND--0.9%
         15,000  Nokia Corp. Cl A ADR                         $     1,065,000
                    (communications equipment)               -------------------

FRANCE--6.5%
          1,709  Altran Technologies SA                               386,663
                    (business services & supplies)
          5,226  Axa-UAP                                              601,813
                    (insurance)
          2,555  Cap Gemini SA                                        367,718
                    (computer software & services)
          3,460  Carrefour SA                                         453,615
                    (retail-general merchandise)
          4,000  Compagnie Francaise d'Etudes et
                    de Construction Technip                           433,534
                    (chemicals & resins)
          6,300  Elf Aquitaine SA                                     911,298
                    (energy-production & marketing)
          7,600  Equant NV New York Shares(1)                         630,325
                    (telephone communications)
          1,800  Groupe Danone                                        495,230
                    (food & beverage)
          2,000  Pinault-Printemps-Redoute SA                         340,366
                    (retail-general merchandise)
          3,500  Societe Generale Cl A                                635,399
                    (banking)
          2,500  Societe Television Francaise 1                       599,236
                    (broadcasting & media)
         22,945  Vivendi                                            1,697,761
                    (diversified companies)                  -------------------
                                                                    7,552,958
                                                             -------------------

GERMANY--4.3%
            500  Allianz AG                                           136,522
                    (insurance)
          4,342  DaimlerChrysler AG                                   374,445
                    (automobiles & auto parts)
          6,600  Deutsche Pfandbrief-und
                    Hypothekenbank AG                                 570,890
                    (banking)
          6,400  Douglas Holding AG                                   273,460
                    (retail-general merchandise)
         15,160  Mannesmann AG                                      2,069,670
                    (industrial equipment
                    & machinery)
          1,600  Marschollek, Lautenschlaeger
                    und Partner AG                                    833,720
                    (financial services)
         10,000  PrimaCom AG(1)                                       406,438
                    (broadcasting & media)

See Notes to Financial Statements


                             www.americancentury.com        33


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

          5,000  Siemens AG                                   $       336,093
                    (electrical & electronic                 -------------------
                    components)                                     5,001,238
                                                             -------------------

HONG KONG--1.1%
         14,000  Cheung Kong (Holdings) Ltd.                          113,737
                    (real estate)
         44,000  Henderson Land Development
                    Company Ltd.                                      221,851
                    (real estate)
          3,600  HSBC Holdings plc                                    117,915
                    (banking)
         54,500  Swire Pacific Ltd. Cl A                              260,034
                    (diversified companies)
          4,000  Tommy Hilfiger Corp.(1)                              300,250
                    (textiles & apparel)
        111,000  Wharf (Holdings) Ltd.                                282,698
                    (diversified companies)                  -------------------
                                                                    1,296,485
                                                             -------------------

INDONESIA--0.2%
        497,000  PT Telekomunikasi Indonesia                          231,056
                       (telephone communications)            -------------------

IRELAND--0.2%
         12,400  Bank of Ireland                                      229,643
                    (banking)                                -------------------

ITALY--2.0%
         10,500  Assicurazioni Generali                               373,142
                    (insurance)
         24,700  Mediaset SpA                                         200,008
                    (broadcasting & media)
         60,000  Mediolanum SpA                                       408,314
                    (insurance)
         35,200  Mondadori (Arnoldo) Editore SpA                      610,783
                    (printing & publishing)
        169,000  Seat Pagine Gialle SpA                               229,841
                    (printing & publishing)
         44,200  Telecom Italia SpA                                   455,103
                    (telephone communications)               -------------------
                                                                    2,277,191
                                                            --------------------

JAPAN--7.2%
         10,000  Eisai Company, Ltd.                                  185,574
                    (pharmaceuticals)
         65,000  Fuji Heavy Industries Ltd.                           422,582
                    (automobiles & auto parts)
         56,000  Fujitsu Ltd.                                         930,914
                    (electrical & electronic
                    components)
             14  Japan Telecom Co. Ltd.                               170,514
                    (telephone communications)
         41,000  Kao Corporation                                    1,120,191
                    (consumer products)
             80  Nippon Telegraph & Telephone                         776,859
                    (telephone communications)


Shares                                                              Value
--------------------------------------------------------------------------------

             42  NTT Data Corp.                               $       277,892
                    (business services & supplies)
             10  NTT Mobile Communication
                    Network, Inc.                                     543,966
                    (wireless communications)
          1,200  Ryohin Keikaku Co. Limited                           234,934
                    (retail-general merchandise)
         59,000  Shiseido Co., Ltd.                                   869,111
                    (consumer products)
            700  Shohkoh Fund & Co., Ltd.                             389,417
                    (financial services)
         14,000  Sony Corp.                                         1,308,810
                    (electrical & electronic
                    components)
         24,000  Sumitomo Bank, Ltd. (The)                            288,952
                    (banking)
         13,000  Takeda Chemical Inds.                                574,497
                    (pharmaceuticals)
         16,000  Toppan Forms Co., Ltd.                               301,527
                    (printing & publishing)                  -------------------
                                                                    8,395,740
                                                             -------------------

MEXICO--1.5%
         16,000  Grupo Televisa S.A. GDR(1)                          669,000
                    (broadcasting & media)
         14,000  Panamerican Beverages Inc. Cl A                     324,625
                    (food & beverage)
          9,000  Telefonos de Mexico, S.A. Cl L ADR                  719,438
                    (telephone communications)               -------------------
                                                                    1,713,063
                                                             -------------------

NETHERLANDS--4.2%
          4,100  Getronics N.V.                                       158,094
                    (computer software & services)
          4,400  Gucci Group N.V. New York Shares                     290,950
                    (retail-apparel)
          6,800  Heineken NV                                          377,717
                    (food & beverage)
         17,000  IHC Caland N.V.                                      668,800
                    (energy-services)
          8,296  ING Groep N.V.                                       443,091
                    (financial services)
          5,000  Phillips Electronics N.V.
                    New York Shares(1)                                430,000
                    (electrical & electronic
                    components)
         29,700  United Pan-Europe
                    Communications NV(1)                            1,818,421
                    (broadcasting & media)
          5,500  VNU N.V.                                             233,285
                    (printing & publishing)
         11,508  Wolters Kluwer NV                                    462,333
                    (printing & publishing)                  -------------------
                                                                    4,882,691
                                                             -------------------

PHILIPPINES--0.3%
        128,000  San Miguel Corporation Cl B                          287,622
                    (food & beverage)                        -------------------

                        See Notes to Financial Statements


34      1-800-345-2021


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

SINGAPORE--1.2%
         37,000  City Developments Limited                    $       220,928
                    (real estate)
        215,000  Keppel Telecommunications
                    & Transportation Ltd.                             294,145
                    (diversified companies)
         27,000  Singapore Press Holdings Ltd.                        369,391
                    (printing & publishing)
        434,000  Singapore Technologies
                    Engineering Ltd.                                  472,997
                    (business services & supplies)           -------------------
                                                                    1,357,461
                                                             -------------------

SOUTH KOREA--0.6%
         13,500  Kookmin Bank                                        204,347
                    (banking)
          8,000  Korea Electric Power Corp.                          244,888
                    (utilities)
         11,600  Shinhan Bank GDR(1)                                 220,690
                    (banking)
            750  SK Telecom Co. Ltd. ADR                              10,688
                    (telephone communications)               -------------------
                                                                     680,613
                                                             -------------------

SPAIN--1.1%
         15,500  Argentaria SA                                        347,135
                    (banking)
         19,839  Telefonica S.A.(1)                                   950,646
                    (telephone communications)               -------------------
                                                                    1,297,781
                                                             -------------------

SWEDEN--2.1%
         27,000  Europolitan Holdings AB                              233,773
                    (wireless communications)
         26,000  Hennes & Mauritz AB Cl B                             583,183
                    (retail-apparel)
         33,000  Modern Times Group
                    MTG AB Cl B(1)                                    724,853
                    (broadcasting & media)
         14,000  Securitas AB Cl B                                    199,314
                    (business services & supplies)
         36,700  Skandia Forsakrings AB                               629,118
                    (financial services)                     -------------------
                                                                    2,370,241
                                                             -------------------

SWITZERLAND--3.1%
            970  ABB AG(1)                                          1,373,693
                    (machinery & equipment)
          2,100  Credit Suisse Group                                  364,357
                    (financial services)
            232  Julius Baer Holding AG                               701,764
                    (financial services)
            178  Nestle S.A.                                          319,907
                    (food & beverage)
            140  Novartis AG                                          203,123
                    (pharmaceuticals)

Shares                                                              Value
--------------------------------------------------------------------------------

          2,186  UBS AG                                       $       632,607
                    (banking)                                -------------------
                                                                    3,595,451
                                                             -------------------

THAILAND--0.4%
        102,000  Bangkok Bank Public Co., Limited(1)                  316,002
                    (banking)
        142,000  Land & House Public Co. Limited(1)                   175,970
                    (real estate)                            -------------------
                                                                      491,972
                                                             -------------------

UNITED KINGDOM--9.6%
         47,600  Amvescap Plc                                         434,478
                    (financial services)
         11,600  AstraZeneca Group plc                                460,862
                    (pharmaceuticals)
         17,000  Barclays PLC                                         515,330
                    (banking)
         33,000  BBA Group plc                                        233,044
                    (diversified companies)
         76,015  British Telecommunications plc                     1,267,174
                    (telephone communications)
         36,293  Cable & Wireless
                    Communications plc(1)                             344,639
                    (telephone communications)
         22,000  Capita Group Plc                                     217,543
                    (business services & supplies)
         30,496  COLT Telecom Group plc(1)                            643,642
                    (telephone communications)
         16,124  Dixons Group plc                                     289,444
                    (retail-specialty)
          9,886  Energis plc(1)                                       238,414
                    (telephone communications)
         10,700  Glaxo Wellcome plc                                   300,195
                    (pharmaceuticals)
         24,900  Imperial Tobacco Group plc                           279,913
                    (tobacco)
        105,000  Invensys plc                                         478,363
                    (industrial)
         24,900  Lloyds TSB Group plc                                 328,957
                    (financial services)
         31,200  Logica plc                                           289,281
                    (computer software & services)
         20,000  National Westminster Bank PLC                        458,627
                    (banking)
         30,300  Next Plc                                             352,019
                    (retail-general merchandise)
         12,900  Orange plc(1)                                        178,480
                    (wireless communications)
         38,500  Pearson plc                                          733,658
                    (printing & publishing)
         63,700  Standard Chartered plc                               963,447
                    (banking)
        114,000  TeleWest Communications plc(1)                       489,701
                    (broadcasting & media)
         65,156  Vodafone Group plc                                 1,240,574
                    (wireless communications)

See Notes to Financial Statements


                                              www.americancentury.com      35


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

         52,100  WPP Group plc                                $       420,489
                    (business services & supplies)           -------------------
                                                                   11,158,274
                                                             -------------------

UNITED STATES--41.3%
          4,500  Allergan, Inc.                                       418,500
                    (pharmaceuticals)
          8,000  AlliedSignal Inc.                                    464,500
                    (aerospace & defense)
          7,000  America Online Inc.                                  835,625
                    (computer software & services)
         11,500  American Express Co.                               1,393,656
                    (financial services)
         12,500  American International Group, Inc.                 1,428,906
                    (insurance)
          6,000  American Standard Companies Inc.(1)                  277,500
                    (building & home improvements)
          6,200  Ameritech Corp.                                      408,038
                    (telephone communications)
         11,000  Amgen Inc.(1)                                        696,094
                    (biotechnology)
         10,500  Anheuser-Busch Companies, Inc.                       767,156
                    (food & beverage)
         23,000  AT&T Corp.                                         1,276,500
                    (telephone communications)
          6,300  Banc One Corp.                                       356,344
                    (banking)
         12,000  BellSouth Corp.                                      566,250
                    (telephone communications)
          5,000  Biogen, Inc.(1)                                      545,312
                    (biotechnology)
          6,000  Block (H & R), Inc.                                  289,125
                    (personal services)
          7,300  Cablevision Systems Corp. Cl A(1)                    575,788
                    (broadcasting & media)
          5,300  Carnival Corp. Cl A                                  217,300
                    (leisure)
          8,000  Chase Manhattan Corp.                                580,000
                    (banking)
          7,500  Cisco Systems Inc.(1)                                817,266
                    (computer peripherals)
         13,000  Citigroup Inc.                                       861,250
                    (banking)
          9,000  Coca-Cola Company (The)                              614,812
                    (food & beverage)
          7,000  Colgate-Palmolive Co.                                699,125
                    (consumer products)
         36,000  Comcast Corp. Cl A                                 1,388,250
                    (broadcasting & media)
          3,600  EMC Corp. (Mass.)(1)                                 358,650
                    (computer peripherals)
         10,000  Enron Corp.                                          713,750
                    (energy-production & marketing)
          5,000  Equitable Companies Inc.                             350,938
                    (financial services)
          6,000  Estee Lauder Companies, Inc.                         547,500
                    (consumer products)

Shares                                                              Value
--------------------------------------------------------------------------------

         14,000  FDX Corporation(1)                           $       770,875
                    (transportation)
          5,800  Gap, Inc. (The)                                      362,862
                    (retail-apparel)
         18,500  General Electric Co. (U.S.)                        1,881,219
                    (diversified companies)
         20,000  General Instrument Corp.(1)                          773,750
                    (communications equipment)
          8,500  Gillette Company                                     433,500
                    (consumer products)
         12,000  Harley-Davidson, Inc.                                612,750
                    (leisure)
          6,900  Hartford Financial Services
                    Group Inc. (The)                                  436,425
                    (insurance)
          4,000  Hewlett-Packard Co.                                  377,250
                    (computer systems)
          6,600  Home Depot, Inc.                                     375,375
                    (retail-specialty)
          6,200  Household International, Inc.                        268,925
                    (financial services)
         22,000  Infinity Broadcasting Corp. Cl A(1)                  562,375
                    (broadcasting & media)
          4,600  Intel Corp.                                          249,262
                    (electrical & electronic
                    components)
          9,000  International Business
                    Machines Corp.                                  1,046,812
                    (computer systems)
         10,000  Johnson & Johnson                                    926,250
                    (pharmaceuticals)
          9,000  Kimberly-Clark Corp.                                 528,188
                    (paper & forest products)
          9,000  Lucent Technologies Inc.                             511,875
                    (communications equipment)
         18,000  McDonald's Corp.                                     693,000
                    (restaurants)
         30,000  MCI WorldCom, Inc.(1)                              2,590,312
                    (telephone communications)
          7,000  Medtronic, Inc.                                      497,000
                    (medical equipment & supplies)
         18,000  Mellon Bank Corp.                                    642,375
                    (banking)
          7,000  Merck & Co., Inc.                                    472,500
                    (pharmaceuticals)
         25,000  Microsoft Corp.(1)                                 2,017,969
                    (computer software & services)
          8,000  Morgan Stanley Dean Witter,
                    Discover & Co.                                    772,000
                    (financial services)
          5,000  Motorola, Inc.                                       414,062
                    (communications equipment)
         11,000  Pfizer, Inc.                                       1,177,000
                    (pharmaceuticals)
         11,000  Pitney Bowes Inc.                                    701,250
                    (office equipment & supplies)
          4,000  Procter & Gamble Co. (The)                           373,500
                    (consumer products)

                        See Notes to Financial Statements


36      1-800-345-2021


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

Shares                                                              Value
--------------------------------------------------------------------------------

          5,000  QUALCOMM Inc.(1)                             $       486,094
                    (communications equipment)
         17,400  Qwest Communications
                    International Inc.(1)                             742,219
                    (telephone communications)
          6,000  Schlumberger Ltd.                                    361,125
                    (energy-services)
          8,300  StarMedia Network, Inc.(1)                           488,144
                    (broadcasting & media)
          6,000  State Street Corp.                                   457,500
                    (financial services)
         10,400  Sun Microsystems, Inc.(1)                            621,075
                    (computer systems)
          6,800  Tellabs, Inc.(1)                                     398,012
                    (communications equipment)
          6,000  Tiffany & Co.                                        497,250
                    (retail-specialty)
         36,000  Time Warner Inc.                                   2,450,250
                    (broadcasting & media)
          7,000  Tyco International Ltd.                              611,625
                    (diversified companies)
         14,000  Union Pacific Corp.                                  798,875
                    (railroad)
          4,000  United Technologies Corp.                            248,250
                    (aerospace & defense)
          6,000  Univision Communications Inc. Cl A(1)                355,875
                    (broadcasting & media)
         30,000  Wal-Mart Stores, Inc.                              1,278,750
                    (retail-general merchandise)
          4,000  Warner-Lambert Co.                                   248,000
                    (pharmaceuticals)                        -------------------
                                                                   47,959,840
                                                             -------------------


TOTAL COMMON STOCKS                                               106,597,197
   (Cost $95,968,775)                                        -------------------

PREFERRED STOCKS-1.0%

BRAZIL
     23,270,000  Centrais Electricas Brasileiras
                    S.A. Cl B                                         487,703
                    (utilities)
     21,200,000  Embratel Participacoes S.A.                          293,764
                    (telephone communications)
      2,380,000  Petroleo Brasileiro S.A.                             335,289
                    (energy-production & marketing)          -------------------

TOTAL PREFERRED STOCKS                                              1,116,756
   (Cost $2,189,214)                                         -------------------

Principal Amount                                                    Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS-7.2%
     $2,600,000  FHLB Discount Notes,
                    4.68%, 6/1/99                              $    2,600,000

       Repurchase Agreement, Merrill Lynch & Co., Inc.
          (U.S. Treasury obligations), in a joint trading
          account at 4.75%, dated 5/28/99,
          due 6/1/99 (Delivery value $5,803,061)                    5,800,000
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS                                    8,400,000
   (Cost $8,400,000)                                         -------------------

TOTAL INVESTMENT SECURITIES-100.0%                               $116,113,953
   (Cost $106,557,989)                                       ===================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        Contracts         Settlement                            Unrealized
        to Sell             Date               Value            Gain/(Loss)
--------------------------------------------------------------------------------

    4,285,875  EURO       6/30/99           $4,474,724           $30,579

  172,414,000  JPY        6/30/99            1,424,203            (1,352)
                                        ----------------------------------------
                                            $5,898,927           $29,227
                                        ========================================
(Value on Settlement Date $5,928,154)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

GDR = Global Depositary Receipt

JPY = Japanese Yen

(1)   Non-income producing.

See Notes to Financial Statements


                            www.americancentury.com         37


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

Also known as a balance sheet, this statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for management fees and other expenses) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by the total number of shares outstanding is the share price, or NET ASSET VALUE PER SHARE.

This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 1999 (UNAUDITED)                                        INTERNATIONAL      INTERNATIONAL       EMERGING        GLOBAL
                                                                   GROWTH            DISCOVERY         MARKETS         GROWTH
ASSETS
Investment securities, at value (identified cost of
  $2,219,359,222, $693,520,498, $42,503,286 and
  $106,557,989, respectively) (Note 3) ......................   $2,761,775,195   $   971,369,048    $  51,783,230    $116,113,953

Foreign currency holdings, at value (identified cost of
  $24,743,633, $29,949,727, $2,994,829 and
  $1,368,819, respectively) .................................       24,799,292        29,991,619        2,996,043       1,373,033

Cash ........................................................        9,596,214              --               --         1,805,781

Receivable for forward foreign currency exchange contracts ..        1,415,904           435,379             --            30,579

Receivable for investments sold .............................       16,544,135        12,237,592        2,536,679       1,745,052

Dividends and interest receivable ...........................       11,535,494         2,076,561          261,323         237,033
                                                                --------------   ---------------    -------------    ------------
                                                                 2,825,666,234     1,016,110,199       57,577,275     121,305,431
                                                                --------------   ---------------    -------------    ------------
LIABILITIES

Disbursements in excess of demand deposit cash ..............             --             761,186          780,539            --

Payable for forward foreign currency exchange contracts .....          173,116            32,189             --             1,352

Payable for investments purchased ...........................        8,979,558        29,031,896        2,174,388       3,192,575

Accrued management fees (Note 2) ............................        3,105,534         1,315,097           93,042         127,830

Distribution fees payable (Note 2) ..........................            6,743                 4                3              11

Service fees payable (Note 2) ...............................            6,743                 4                3              11

Accrued directors' fees and expenses ........................            1,343               455               25              53
                                                                --------------   ---------------    -------------    ------------
                                                                    12,273,037        31,140,831        3,048,000       3,321,832
                                                                --------------   ---------------    -------------    ------------
Net Assets ..................................................   $2,813,393,197   $   984,969,368    $  54,529,275    $117,983,599
                                                                ==============   ===============    =============    ============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .....................   $2,214,753,863   $   688,225,141    $  50,840,227    $104,791,490

Undistributed net investment income (loss) ..................        5,392,048        (3,102,721)         (96,475)         92,182

Accumulated undistributed net realized gain (loss)
  on investment and foreign currency transactions ...........       49,536,635        21,552,490       (5,480,612)      3,506,457

Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3) .....      543,710,651       278,294,458        9,266,135       9,593,470
                                                                --------------   ---------------    -------------    ------------
                                                                $2,813,393,197   $   984,969,368    $  54,529,275    $117,983,599
                                                                ==============   ===============    =============    ============

Investor Class, $0.01 Par Value
Net assets ..................................................   $2,748,411,044   $   866,310,212    $  41,800,176    $117,919,981
Shares outstanding ..........................................      282,430,446        80,943,784        9,646,643      19,872,704
Net asset value per share ...................................   $         9.73   $         10.70    $        4.33    $       5.93

Advisor Class, $0.01 Par Value
Net assets ..................................................   $   31,492,125   $        18,713    $      16,949    $     63,618
Shares outstanding ..........................................        3,238,586             1,754            3,912          10,720
Net asset value per share ...................................   $         9.72   $         10.67    $        4.33    $       5.93

Institutional Class, $0.01 Par Value
Net assets ..................................................   $   33,490,028   $   118,640,443    $  12,712,150             N/A
Shares outstanding ..........................................        3,436,649        11,069,870        2,933,696             N/A
Net asset value per share ...................................   $         9.74   $         10.72    $        4.33             N/A

                                               See Notes to Financial Statements


38      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

FOR THE SIX MONTHS ENDED                        INTERNATIONAL   INTERNATIONAL      EMERGING       GLOBAL
MAY 31, 1999 (UNAUDITED)                           GROWTH         DISCOVERY        MARKETS        GROWTH

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign taxes
  withheld of $3,078,585, $702,121,
  $33,499 and $59,357, respectively) .......   $  20,832,476    $   3,226,242    $   231,737    $    545,867

Interest ...................................       2,243,491          958,570         30,733         148,457
                                               -------------    -------------    -----------    ------------
                                                  23,075,967        4,184,812        262,470         694,324
                                               -------------    -------------    -----------    ------------

Expenses (Note 2):

Management fees ............................      17,733,214        7,141,286        317,006         601,756

Distribution fees -- Advisor Class .........          34,544               17              3              18

Service fees -- Advisor Class ..............          34,544               17              3              18

Directors' fees and expenses ...............          10,445            3,341            120             350
                                               -------------    -------------    -----------    ------------
                                                  17,812,747        7,144,661        317,132         602,142
                                               -------------    -------------    -----------    ------------

Net investment income (loss) ...............       5,263,220       (2,959,849)       (54,662)         92,182
                                               -------------    -------------    -----------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments ................................      98,295,406       31,874,408      2,505,896       4,069,518

Foreign currency transactions ..............      (3,809,384)        (582,760)      (836,170)       (563,061)
                                               -------------    -------------    -----------    ------------

                                                  94,486,022       31,291,648      1,669,726       3,506,457
                                               -------------    -------------    -----------    ------------

Change in net unrealized appreciation
(depreciation) on:

Investments ................................     169,846,800      129,218,618      7,377,105      11,708,614

Translation of assets and
  liabilities in foreign currencies ........     (83,858,190)     (23,159,291)      (684,910)     (2,115,144)
                                               -------------    -------------    -----------    ------------
                                                  85,988,610      106,059,327      6,692,195       9,593,470
                                               -------------    -------------    -----------    ------------

Net realized and unrealized gain on
  investments and foreign currency .........     180,474,632      137,350,975      8,361,921      13,099,927
                                               -------------    -------------    -----------    ------------

Net Increase in Net Assets
Resulting from Operations ..................   $ 185,737,852    $ 134,391,126    $ 8,307,259    $ 13,192,109
                                               =============    =============    ===========    ============

See Notes to Financial Statements


                             www.americancentury.com        39


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much the fund grew or shrank as a result of operations (as detailed on the previous page), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 1998

                                                                INTERNATIONAL GROWTH             INTERNATIONAL DISCOVERY
Increase in Net Assets                                          1999            1998              1999             1998

OPERATIONS

Net investment income (loss) .......................   $     5,263,220    $     7,275,076    $  (2,959,849)   $  (2,736,864)

Net realized gain (loss) on investments and
  foreign currency transactions ....................        94,486,022          9,916,493       31,291,648       (3,456,660)

Change in net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities in foreign currencies ................        85,988,610        289,105,638      106,059,327       77,131,758
                                                       ---------------    ---------------    -------------    -------------

Net increase (decrease) in net assets resulting
  from operations ..................................       185,737,852        306,297,207      134,391,126       70,938,234
                                                       ---------------    ---------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...................................        (4,441,369)        (5,227,590)            --         (1,491,376)
  Advisor Class ....................................           (11,642)            (5,388)            --               --
  Institutional Class ..............................           (57,931)           (57,980)            --               --

From net realized gains on investment transactions:
  Investor Class ...................................       (38,835,562)      (237,083,658)      (2,870,478)     (33,708,327)
  Advisor Class ....................................          (345,866)        (1,325,086)             (40)            --
  Institutional Class ..............................          (225,320)        (2,488,279)        (229,210)            --
                                                       ---------------    ---------------    -------------    -------------

Decrease in net assets from distributions ..........       (43,917,690)      (246,187,981)      (3,099,728)     (35,199,703)
                                                       ---------------    ---------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital
  share transactions ...............................       188,214,132        666,675,328       11,197,423      180,415,416
                                                       ---------------    ---------------    -------------    -------------

Net increase in net assets .........................       330,034,294        726,784,554      142,488,821      216,153,947

NET ASSETS

Beginning of period ................................     2,483,358,903      1,756,574,349      842,480,547      626,326,600
                                                       ---------------    ---------------    -------------    -------------
End of period ......................................   $ 2,813,393,197    $ 2,483,358,903    $ 984,969,368    $ 842,480,547
                                                       ===============    ===============    =============    =============
Undistributed net investment income (loss) .........   $     5,392,048    $     4,639,770    $  (3,102,721)   $    (142,872)
                                                       ===============    ===============    =============    =============

                        See Notes to Financial Statements


40      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much the fund grew or shrank as a result of operations (as detailed on the previous page), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 1998

                                                              EMERGING MARKETS         GLOBAL GROWTH
Increase in Net Assets                                      1999            1998            1999

OPERATIONS

Net investment income (loss) .......................   $    (54,662)   $     (6,575)   $     92,182

Net realized gain (loss) on investments and
  foreign currency transactions ....................      1,669,726      (6,498,850)      3,506,457

Change in net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities in foreign currencies ................      6,692,195       3,572,630       9,593,470
                                                       ------------    ------------    ------------
Net increase (decrease) in net assets resulting
  from operations ..................................      8,307,259      (2,932,795)     13,192,109
                                                       ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...................................           --              --              --
  Advisor Class ....................................           --              --              --
  Institutional Class ..............................           --              --              --

From net realized gains on investment transactions:
  Investor Class ...................................           --              --              --
  Advisor Class ....................................           --              --              --
  Institutional Class ..............................           --              --              --
                                                       ------------    ------------    ------------
Decrease in net assets from distributions ..........           --              --              --
                                                       ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital
  share transactions ...............................     25,097,893      12,227,403     104,791,490
                                                       ------------    ------------    ------------

Net increase in net assets .........................     33,405,152       9,294,608     117,983,599

NET ASSETS

Beginning of period ................................     21,124,123      11,829,515            --
                                                       ------------    ------------    ------------
End of period ......................................   $ 54,529,275    $ 21,124,123    $117,983,599
                                                       ============    ============    ============
Undistributed net investment income (loss) .........   $    (96,475)   $    (41,813)   $     92,182
                                                       ============    ============    ============

See Notes to Financial Statements


                             www.americancentury.com        41


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management company. International Growth Fund (International Growth), International Discovery Fund (International Discovery), Emerging Markets Fund (Emerging Markets) and Global Growth Fund (Global Growth) (the funds) are the funds currently issued by the corporation. The funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. Each fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class and Advisor Class for Emerging Markets commenced on January 28, 1999 and May 12, 1999, respectively. Global Growth's inception date and commencement of the Investor Class was December 1, 1998. Sale of the Advisor Class for Global Growth commenced on
February 5, 1999. Sale of the Institutional Class for Global Growth had not commenced as of May 31, 1999. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


42      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    At November 30, 1998, Emerging Markets had accumulated net realized capital loss carryovers for federal income tax purposes of $6,440,968 (expiring 2005 through 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM that provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month.

   The annual management fee for each class of International Growth is as follows:


                                      INVESTOR       ADVISOR      INSTITUTIONAL
                                       CLASS          CLASS           CLASS
AVERAGE NET ASSETS
First $1 billion ....................  1.50%          1.25%           1.30%
Of the next $1 billion ..............  1.20%          0.95%           1.00%
Over $2 billion .....................  1.10%          0.85%           0.90%

   The annual management fee for each class of International Discovery is as follows:

                                      INVESTOR       ADVISOR      INSTITUTIONAL
                                       CLASS          CLASS           CLASS
AVERAGE NET ASSETS
First $500 million ..................  1.75%          1.50%           1.55%
Of the next $500 million ............  1.40%          1.15%           1.20%
Over $1 billion .....................  1.20%          0.95%           1.00%

   The annual management fee for each class of Emerging Markets is as follows:

                                      INVESTOR       ADVISOR      INSTITUTIONAL
                                       CLASS          CLASS           CLASS
AVERAGE NET ASSETS
First $500 million ..................  2.00%          1.75%           1.80%
Of the next $500 million ............  1.50%          1.25%           1.30%
Over $1 billion .....................  1.25%          1.00%           1.05%


                                                 www.americancentury.com      43


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

   The annual management fee for each class of Global Growth is as follows:

                                      INVESTOR       ADVISOR      INSTITUTIONAL
                                       CLASS          CLASS           CLASS
AVERAGE NET ASSETS
First $1 billion ....................  1.30%          1.05%           1.10%
Of the next $1 billion ..............  1.15%          0.90%           0.95%
Over $2 billion .....................  1.05%          0.80%           0.85%

       The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the period ended May 31, 1999, were $69,088, $34, $6 and $36 for International Growth, International Discovery, Emerging Markets and Global Growth, respectively.

       Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended May 31, 1999, were as follows:

                             INTERNATIONAL    INTERNATIONAL       EMERGING        GLOBAL
                                GROWTH          DISCOVERY         MARKETS         GROWTH

Purchases ................  $1,619,930,401     $472,253,441     $54,998,110    $155,780,977
Proceeds from sales ......  $1,614,631,091     $493,263,708     $31,804,957     $61,015,081

  On May 31, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             INTERNATIONAL    INTERNATIONAL        EMERGING         GLOBAL
                                GROWTH          DISCOVERY          MARKETS          GROWTH

Appreciation .............    $546,133,636     $282,808,739      $10,051,071      $12,056,910
Depreciation .............     (47,987,111)     (14,674,111)      (1,480,498)      (2,500,946)
                            ---------------   ---------------   -------------   --------------
Net ......................    $498,146,525     $268,134,628      $ 8,570,573      $ 9,555,964
                            ===============   ===============   =============   ==============
Federal Tax Cost .........  $2,263,628,670     $703,234,420      $43,212,657     $106,557,989
                            ===============   ===============   =============   ==============


44    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                    INTERNATIONAL GROWTH             INTERNATIONAL DISCOVERY
                                                  SHARES             AMOUNT          SHARES            AMOUNT
INVESTOR CLASS
Authorized shares ..........................    400,000,000                        220,000,000
                                              ===============                     ==============
Six months ended May 31, 1999
Sold .......................................    167,288,286     $1,620,348,339      13,691,484      $137,650,724
Issued in reinvestment of distributions ....      4,146,307         38,365,844         292,629         2,684,217
Redeemed ...................................   (153,568,391)    (1,499,393,041)    (17,607,639)     (174,548,909)
                                              ---------------  -----------------  --------------   ---------------
Net increase (decrease) ....................     17,866,202     $  159,321,142      (3,623,526)    $ (34,213,968)
                                              ===============  =================  ==============   ===============
Year ended November 30, 1998
Sold .......................................    338,695,442     $3,150,048,946      39,468,455       $378,281,301
Issued in reinvestment of distributions ....     29,659,031        237,081,794       4,246,933         33,877,525
Redeemed ...................................   (291,295,313)    (2,728,685,938)    (32,494,579)      (295,297,992)
                                              ---------------  -----------------  --------------   ---------------
Net increase ...............................     77,059,160     $  658,444,802      11,220,809       $116,860,834
                                              ===============  =================  ==============   ===============

ADVISOR CLASS
Authorized shares ..........................     50,000,000                         10,000,000
                                              ===============                     ==============
Six months ended May 31, 1999
Sold .......................................      1,928,030       $ 18,852,829             588             $6,116
Issued in reinvestment of distributions ....         38,171            353,152               4                 40
Redeemed ...................................     (1,069,541)       (10,507,885)             --                 --
                                              ---------------  -----------------  --------------   ---------------
Net increase ...............................        896,660       $  8,698,096             592             $6,156
                                              ===============  =================  ==============   ===============
Year ended November 30, 1998(1)
Sold .......................................      1,970,051        $18,561,418           1,162            $11,728
Issued in reinvestment of distributions ....        166,517          1,330,469              --                  6
Redeemed ...................................       (785,223)        (7,325,105)             --                 --
                                              ---------------  -----------------  --------------   ---------------
Net increase ...............................      1,351,345        $12,566,782           1,162            $11,734
                                              ===============  =================  ==============   ===============

INSTITUTIONAL CLASS
Authorized shares ..........................      50,000,000                        25,000,000
                                              ===============                     ==============
Six months ended May 31, 1999
Sold .......................................       3,820,579       $38,241,225       5,138,927        $51,949,788
Issued in reinvestment of distributions ....          28,963           267,978          24,968            229,210
Redeemed ...................................      (1,875,075)      (18,314,309)       (683,277)        (6,773,763)
                                              ---------------  -----------------  --------------   ---------------
Net increase ...............................       1,974,467       $20,194,894       4,480,618        $45,405,235
                                              ===============  =================  ==============   ===============
Year ended November 30, 1998(2)
Sold .......................................       4,437,498       $42,547,908        8,496,060       $81,509,088
Issued in reinvestment of distributions ....         318,681         2,546,259               --                --
Redeemed ...................................      (5,337,650)      (49,430,423)      (1,906,808)      (17,966,240)
                                              ---------------  -----------------  --------------   ---------------
Net increase (decrease) ....................        (581,471)     $ (4,336,256)       6,589,252       $63,542,848
                                              ===============  =================  ==============   ===============

(1) April 28, 1998 (commencement of sale) through November 30, 1998 for International Discovery.

(2) January 2, 1998 (commencement of sale) through November 30, 1998 for International Discovery.


                                               www.americancentury.com      45


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:

                                                      EMERGING MARKETS                    GLOBAL GROWTH
                                                  SHARES             AMOUNT          SHARES            AMOUNT
INVESTOR CLASS
Authorized shares ...........................     50,000,000                        220,000,000
                                              ===============                     ==============
Six months ended May 31, 1999
Sold ........................................      8,643,964       $34,130,992       24,281,849      $129,841,386
Redeemed ....................................     (5,046,921)      (19,057,346)      (4,409,145)      (25,115,295)
                                              ---------------  -----------------  --------------   ---------------
Net increase ................................      3,597,043       $15,073,646       19,872,704      $104,726,091
                                              ===============  =================  ==============   ===============
Year ended November 30, 1998
Sold ........................................     11,437,641       $43,805,177
Redeemed ....................................     (8,239,183)      (31,577,774)
                                              ---------------  -----------------
Net increase ................................      3,198,458       $12,227,403
                                              ===============  =================

ADVISOR CLASS
Authorized shares ...........................     12,500,000                         25,000,000
                                              ===============                     ==============
Period ended May 31, 1999(1)
Sold ........................................         20,643          $ 91,116           11,940           $72,533
Redeemed ....................................        (16,731)          (73,281)          (1,220)           (7,134)
                                              ---------------  -----------------  --------------   ---------------
Net increase ................................          3,912          $ 17,835           10,720           $65,399
                                              ===============  =================  ==============   ===============

INSTITUTIONAL CLASS
Authorized shares ...........................     12,500,000
                                              ===============
Period ended May 31, 1999(2)
Sold ........................................      2,933,696       $10,006,412
                                              ---------------  -----------------
Net increase ................................      2,933,696       $10,006,412
                                              ===============  =================

(1) May 12, 1999 (commencement of sale) through May 31, 1999 for Emerging Markets and February 5, 1999 (commencement of sale) through May 31, 1999 for Global Growth.

(2)  January 28, 1999 (commencement of sale) through May 31, 1999.


46      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through May 31, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

  The following name changes became effective March 1, 1999:

           NEW NAME                       FORMER NAME

  FUND:    International Growth Fund      American Century - Twentieth Century
                                          International Growth Fund

           International Discovery Fund   American Century - Twentieth Century
                                          International Discovery Fund

           Emerging Markets Fund          American Century - Twentieth Century
                                          Emerging Markets Fund

           Global Growth Fund             American Century - Twentieth Century
                                          Global Growth Fund


                             www.americancentury.com        47


International Growth--Financial Highlights
--------------------------------------------------------------------------------

    This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including tOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                   Investor Class
                                              1999(1)       1998         1997         1996         1995         1994
PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $9.25        $9.22        $8.73        $7.51        $7.47        $7.34
                                            ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations

  Net Investment Income (Loss) .............  0.02(2)      0.03(2)        --        (0.01)(2)      0.01        (0.04)

  Net Realized and Unrealized Gain on
  Investment Transactions ..................   0.63         1.31         1.41         1.24         0.40         0.57
                                            ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations .........   0.65         1.34         1.41         1.23         0.41         0.53
                                            ----------   ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ...............  (0.02)       (0.03)         --         (0.01)         --           --

  In Excess of Net Investment Income .......    --           --           --           --           --           --

  From Net Realized Gains on
  Investment Transactions ..................  (0.15)       (1.28)       (0.92)         --         (0.37)       (0.40)
                                            ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ......................  (0.17)       (1.31)       (0.92)       (0.01)       (0.37)       (0.40)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .............   $9.73        $9.25        $9.22        $8.73        $7.51        $7.47
                                            ==========   ==========   ==========   ==========   ==========   ==========
  Total Return(3) ..........................   7.03%       16.74%       18.12%       16.35%        5.93%        7.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets ................................. 1.28%(4)       1.33%      1.38%(5)     1.65%(5)       1.77%        1.84%

Ratio of Net Investment Income
(Loss) to Average Net Assets ............... 0.38%(4)       0.33%        0.04%       (0.07)%       0.25%       (0.53)%

Portfolio Turnover Rate ....................    60%         190%         163%         158%         169%         242%

Net Assets, End of Period (in thousands) ...$2,748,411   $2,448,162   $1,728,617   $1,342,608   $1,210,442   $1,316,642

(1) Six months ended May 31, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended November 30, 1997 and November 30, 1996, respectively.

                        See Notes to Financial Statements


48      1-800-345-2021


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                   Advisor Class
                                              1999(1)           1998           1997            1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...   $     9.24        $     9.20     $     8.72      $     8.41
                                           ----------        ----------     ----------      ----------
Income From Investment Operations

  Net Investment Income (Loss) .........         0.01(3)           --            (0.03)          (0.01)(3)

  Net Realized and Unrealized
     Gain on Investment Transactions ...         0.63              1.33           1.43            0.32
                                           ----------        ----------     ----------      ----------
  Total From Investment Operations .....         0.64              1.33           1.40            0.31
                                           ----------        ----------     ----------      ----------

Distributions

  From Net Investment Income ...........        (0.01)            (0.01)          --              --

  From Net Realized Gains on
     Investment Transactions ...........        (0.15)            (1.28)         (0.92)           --
                                           ----------        ----------     ----------      ----------
  Total Distributions ..................        (0.16)            (1.29)         (0.92)           --
                                           ----------        ----------     ----------      ----------
Net Asset Value, End of Period .........   $     9.72        $     9.24     $     9.20      $     8.72
                                           ==========        ==========     ==========      ==========
  Total Return(4) ......................         6.90%            16.58%         17.97%           3.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ................         1.53%(5)          1.58%          1.63%           1.67%(5)

Ratio of Net Investment Income
  (Loss) to Average Net Assets .........         0.13%(5)          0.08%         (0.21)%    (0.76)%(5)

Portfolio Turnover Rate ................           60%              190%           163%            158%

Net Assets, End of Period (in thousands)   $   31,492        $   21,635     $    9,111      $    3,803

(1) Six months ended May 31, 1999 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                             www.americancentury.com        49


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                   Institutional Class
                                                                          1999(1)           1998             1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................................$     9.28        $     9.22       $     9.26
                                                                       ----------        ----------       ----------
Income From Investment Operations

  Net Investment Income ...............................................      0.04(3)           0.05(3)          --

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ..      0.61              1.32            (0.04)
                                                                       ----------        ----------       ----------
  Total From Investment Operations ....................................      0.65              1.37            (0.04)
                                                                       ----------        ----------       ----------
Distributions

  From Net Investment Income ..........................................     (0.04)            (0.03)            --

  From Net Realized Gains on Investment Transactions ..................     (0.15)            (1.28)            --
                                                                       ----------        ----------       ----------
  Total Distributions .................................................     (0.19)            (1.31)            --
                                                                       ----------        ----------       ----------
Net Asset Value, End of Period ........................................$     9.74        $     9.28       $     9.22
                                                                       ==========        ==========       ==========
  Total Return(4) .....................................................      7.03%            17.14%           (0.43)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....................      1.08%(5)          1.13%            1.18%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets ...........      0.58%(5)          0.53%      (0.53)%(5)

Portfolio Turnover Rate ...............................................        60%              190%             163%

Net Assets, End of Period (in thousands) ..............................$   33,490        $   13,562       $   18,846

(1) Six months ended May 31, 1999 (unaudited).

(2) November 20, 1997 (commencement of sale) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                        See Notes to Financial Statements


50      1-800-345-2021


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                          Investor Class
                                               1999(1)      1998        1997         1996          1995        1994(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $9.24       $8.54        $7.60        $5.70        $5.39         $5.00
                                            ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations

  Net Investment Income (Loss) ............. (0.03)(3)    (0.03)(3)     (0.03)     (0.02)(3)       0.03        (0.02)

  Net Realized and Unrealized Gain on
  Investment Transactions ..................    1.52        1.22         1.31         1.95         0.28          0.41
                                            ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations .........    1.49        1.19         1.28         1.93         0.31          0.39
                                            ----------   ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ...............     --        (0.02)       (0.02)       (0.01)         --            --

  In Excess of Net Investment Income .......     --          --           --         (0.02)         --            --

  From Net Realized Gains on
  Investment Transactions ..................   (0.03)      (0.47)       (0.32)         --           --            --
                                            ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ......................   (0.03)      (0.49)       (0.34)       (0.03)         --            --
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .............   $10.70       $9.24        $8.54       $7.60        $5.70         $5.39
                                            ==========   ==========   ==========   ==========   ==========   ==========
  Total Return(4) ..........................   16.23%      14.79%        17.76%      34.06%       5.75%         7.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets .................................  1.59%(5)      1.64%      1.70%(6)     1.88%(6)      2.00%        2.00%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets ............... (0.67)%(5)    (0.36)%     (0.37)%      (0.31)%       0.27%       (0.48)%(5)

Portfolio Turnover Rate ....................    55%         178%        146%          130%         168%          56%

Net Assets, End of Period (in thousands) ... $866,310     $781,551    $626,327     $377,128     $114,579       $111,202

(1) Six months ended May 31, 1999 (unaudited).

(2) April 1, 1994 (inception) through November 30, 1994.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended November 30, 1997 and November 30, 1996, respectively.

See Notes to Financial Statements


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International Discovery--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                              Advisor Class
                                                                          1999(1)           1998(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...............................   $     9.22        $    10.10
                                                                       ----------        ----------
Income From Investment Operations

  Net Investment Loss(3) ...........................................        (0.04)            (0.02)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions         1.52             (0.86)
                                                                       ----------        ----------
  Total From Investment Operations .................................         1.48             (0.88)
                                                                       ----------        ----------

Distributions

  From Net Investment Income .......................................         --                --

  From Net Realized Gains on Investment Transactions ...............        (0.03)             --
                                                                       ----------        ----------
  Total Distributions ..............................................        (0.03)             --
                                                                       ----------        ----------
Net Asset Value, End of Period .....................................   $    10.67        $     9.22
                                                                       ==========        ==========

  Total Return(4) ..................................................        16.16%            (8.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..................         1.84%(5)          1.89%(5)

Ratio of Net Investment Loss to Average Net Assets .................   (0.92)%(5)        (0.60)%(5)

Portfolio Turnover Rate ............................................           55%              178%

Net Assets, End of Period ..........................................   $   18,713        $   10,708

(1) Six months ended May 31, 1999 (unaudited).

(2) April 28, 1998 (commencement of sale) through November 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                        See Notes to Financial Statements


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International Discovery--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                      Institutional Class
                                                                   1999(1)            1998(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................   $      9.25        $      8.18
                                                                -----------        -----------
Income From Investment Operations

  Net Investment Loss(3) ....................................         (0.01)              --

  Net Realized and Unrealized Gain on Investment Transactions          1.51               1.07
                                                                -----------        -----------
  Total From Investment Operations ..........................          1.50               1.07
                                                                -----------        -----------
Distributions

  From Net Investment Income ................................          --                 --

  From Net Realized Gains on Investment Transactions ........         (0.03)              --
                                                                -----------        -----------
  Total Distributions .......................................         (0.03)              --
                                                                -----------        -----------
Net Asset Value, End of Period ..............................   $     10.72        $      9.25
                                                                ===========        ===========
  Total Return(4) ...........................................         16.32%             13.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........          1.39%(5)           1.44%(5)

Ratio of Net Investment Loss to Average Net Assets ..........    (0.47)%(5)         (0.00)%(5)

Portfolio Turnover Rate .....................................            55%               178%

Net Assets, End of Period (in thousands) ....................   $   118,640        $    60,918

(1) Six months ended May 31, 1999 (unaudited).

(2) January 2, 1998 (commencement of sale) through November 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


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Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                       Investor Class
                                                                          1999(1)           1998             1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................................. $     3.49        $     4.15       $     5.00
                                                                       ----------        ----------       ----------
Income From Investment Operations

  Net Investment Loss(3) .............................................      (0.01)             --              (0.01)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions .       0.85             (0.66)           (0.84)
                                                                       ----------        ----------       ----------
  Total From Investment Operations ...................................       0.84             (0.66)           (0.85)
                                                                       ----------        ----------       ----------
Net Asset Value, End of Period ....................................... $     4.33        $     3.49       $     4.15
                                                                       ==========        ==========       ==========

  Total Return(4) ....................................................      24.07%           (15.90)%         (17.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....................       2.00%(5)          2.00%            2.00%(5)

Ratio of Net Investment Loss to Average Net Assets ................... (0.61)%(5)             (0.03)%     (0.74)%(5)

Portfolio Turnover Rate ..............................................        102%              270%              36%

Net Assets, End of Period (in thousands) ............................. $   41,800        $   21,124       $   11,830

(1) Six months ended May 31, 1999 (unaudited).

(2) September 30, 1997 (inception) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                        See Notes to Financial Statements


54      1-800-345-2021


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                      1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................  $     4.44
                                                                  ----------
Income From Investment Operations

  Net Investment Income(2) .....................................        0.01

  Net Realized and Unrealized Loss on Investment Transactions ..       (0.12)
                                                                  ----------
  Total From Investment Operations .............................       (0.11)
                                                                  ----------
Net Asset Value, End of Period .................................  $     4.33
                                                                  ==========
  Total Return(3) ..............................................       (2.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............        2.25%(4)

Ratio of Net Investment Income to Average Net Assets ...........        6.60%(4)

Portfolio Turnover Rate ........................................         102%

Net Assets, End of Period ......................................  $   16,949

(1) May 12, 1999 (commencement of sale) through May 31, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                          www.americancentury.com          55


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Institutional
                                                                      Class
                                                                      1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..............................   $3.39
                                                                    ---------
Income From Investment Operations

  Net Investment Income(2) ........................................   0.01

  Net Realized and Unrealized Gain on Investment Transactions .....   0.93
                                                                    ---------
  Total From Investment Operations ................................   0.94
                                                                    ---------
Net Asset Value, End of Period ....................................   $4.33
                                                                    =========
  Total Return(3) .................................................   27.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ................. 1.80%(4)

Ratio of Net Investment Income to Average Net Assets .............. 0.61%(4)

Portfolio Turnover Rate ...........................................   102%

Net Assets, End of Period (in thousands) ..........................  $12,712

(1)  January 28, 1999 (commencement of sale) through May 31, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                        See Notes to Financial Statements


56      1-800-345-2021


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Investor
                                                                     Class
                                                                    1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .............................   $5.00
                                                                   ---------
Income From Investment Operations

  Net Investment Income(2) .......................................   0.01

  Net Realized and Unrealized Gain on Investment Transactions ....   0.92
                                                                   ---------
  Total From Investment Operations ...............................   0.93
                                                                   ---------
Net Asset Value, End of Period ...................................   $5.93
                                                                   =========
  Total Return(3) ................................................   18.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ................ 1.30%(4)

Ratio of Net Investment Income to Average Net Assets ............. 0.20%(4)

Portfolio Turnover Rate ..........................................    65%

Net Assets, End of Period (in thousands) ......................... $117,920

(1) Six months ended May 31, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                              www.americancentury.com      57


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Advisor
                                                                    Class
                                                                    1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ............................   $5.58
                                                                  ---------
Income From Investment Operations

  Net Investment Income(2) ......................................    0.01

  Net Realized and Unrealized Gain on Investment Transactions ...    0.34
                                                                  ---------
  Total From Investment Operations ..............................    0.35
                                                                  ---------
Net Asset Value, End of Period ..................................    $5.93
                                                                  =========

  Total Return(3) ...............................................    6.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............... 1.55%(4)

Ratio of Net Investment Income to Average Net Assets ............ 0.43%(4)

Portfolio Turnover Rate .........................................    65%

Net Assets, End of Period .......................................  $63,618

(1) February 5, 1999 (commencement of sale) through May 31, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                        See Notes to Financial Statements


58     1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                           www.americancentury.com      59


Background Information
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

--------------------------------------------------------------------------------
International Growth
     HENRIK STRABO
     MARK KOPINSKI
--------------------------------------------------------------------------------
International Discovery
     HENRIK STRABO
     MARK KOPINSKI
     BRIAN BRADY
--------------------------------------------------------------------------------
Emerging Markets
     MARK KOPINSKI
     MIKE DONNELLY, CFA
--------------------------------------------------------------------------------
Global Growth
     HENRIK STRABO
     BRADLEY AMOILS

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies:

    INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

    INTERNATIONAL  DISCOVERY  invests  primarily  in the  equity  securities  of
smaller  foreign  companies.   The  fund  may  experience  greater  share  price
fluctuation and short-term risk than International Growth.

    EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located or principally traded in emerging market countries, and also may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

    GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily located in developed countries.

    International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

    For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

    Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign


60      1-800-345-2021


Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

    The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

    The MSCI WORLD FREE INDEX is an index of approximately 1600 companies listed on stock exchanges in 22 developed market countries--in order of their index weightings as of 3-31-99: USA, Japan, United Kingdom, Germany, France, Switzerland, Netherlands, Italy, Canada, Spain, Australia, Sweden, Hong Kong, Finland, Belgium, Singapore, Denmark, Portugal, Ireland, Austria, Norway, New Zealand.


                                            www.americancentury.com        61


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 48-58.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


62      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                              www.americancentury.com      63


Notes
--------------------------------------------------------------------------------


64      1-800-345-2021


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX:
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                       BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                               Funds Distributor, Inc.
SH-SAN-16856                       (c)1999 American Century Services Corporation